RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:




OPPENHEIMER WOLFF &
DONNELLY LLP (JJS)
Plaza VII
45 South Seventh Street
Suite 3400
Minneapolis, MN  55402-1609








================================================================================

                                                  Freddie Mac Loan No. 981222048
              BROOKDALE LIVING COMMUNITIES OF CALIFORNIA - RC, INC.

                      MULTIFAMILY LEASEHOLD DEED OF TRUST,
                              ASSIGNMENT OF RENTS,
                      SECURITY AGREEMENT AND FIXTURE FILING
                                  (CALIFORNIA)



         ATTENTION COUNTY RECORDER: THIS INSTRUMENT IS INTENDED TO BE EFFECTIVE AS A FINANCING STATEMENT FILED AS A FIXTURE FILING PURSUANT TO SECTION 9402 OF THE CALIFORNIA COMMERCIAL CODE. PORTIONS OF THE GOODS
         COMPRISING A PART OF THE MORTGAGED PROPERTY ARE OR ARE TO BECOME FIXTURES RELATED TO THE LAND DESCRIBED IN EXHIBIT A HERETO. THIS INSTRUMENT IS TO BE FILED FOR RECORD IN THE RECORDS OF THE COUNTY WHERE DEEDS OF TRUST ON REAL PROPERTY ARE RECORDED AND SHOULD BE INDEXED AS BOTH A DEED OF TRUST AND AS A FINANCING STATEMENT COVERING FIXTURES. THE ADDRESSES OF GRANTOR (DEBTOR) AND LENDER (SECURED PARTY) ARE SPECIFIED IN THE FIRST PARAGRAPH ON PAGE 1 OF THIS INSTRUMENT.

BROOKDALE LIVING COMMUMITIES OF CALIFORNIA - RC, INC.
LEASEHOLD
MULTIFAMILY DEED OF TRUST,
ASSIGNMENT OF RENTS,
SECURITY AGREEMENT AND
FIXTURE FILING


         THIS MULTIFAMILY DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING (the "Instrument") is made as of this 18th day of December, 1998, by BROOKDALE LIVING COMMUNITIES OF CALIFORNIA - RC, INC., a corporation organized and existing under the laws of Delaware, whose address is 77 West Wacker Drive, Suite 3900, Chicago, Illinois 60601, as trustor ("Grantor"), to CHICAGO TITLE COMPANY, as trustee ("Trustee"), for the benefit of GLASER FINANCIAL GROUP, INC., a corporation organized and existing under the laws of Minnesota, whose address is 2550 University Avenue West, #310N, St. Paul, Minnesota 55114, as beneficiary ("Lender").

         The Woodside Business Trust, a Delaware business trust ("Borrower") is justly indebted to the Lender in the principal sum of thirty one million five hundred thousand dollars ($31,500,000) for money loaned ("Loan") to Borrower by Lender, as evidenced by that certain Multifamily Note of even date herewith, issued by Borrower and made payable to the order of Lender (the "Note") and secured by the Multifamily Deed of Trust, Assignment of Rents and Security Agreement executed by the Borrower (the "Borrower Mortgage"). Grantor has guaranteed to Lender the payment and performance of Borrower's obligations under the Note pursuant to a certain Brookdale California - RC Multifamily Guaranty Agreement of even date herewith from Grantor to Lender (the "Brookdale Calif - RC Guaranty"). The Brookdale Calif - RC Guaranty is a valid, binding and legally enforceable obligation of Grantor, and this Instrument is a valid, binding and legally enforceable Instrument.

         Grantor, in consideration of the Indebtedness and the trust created by this Instrument, irrevocably grants, conveys and assigns to Trustee, in trust, with power of sale, the Mortgaged Property, including the leasehold estate (the "Leasehold Estate") acquired by the Grantor pursuant to that certain lease dated December 18, 1998, entered into by and between Borrower and Grantor (the "Operator Lease") and described in Exhibit C attached to this Instrument for the Leasehold Estate on the Land located in San Mateo County, State of California and described in Exhibit A attached to this Instrument.

         TO SECURE TO LENDER the payment of the Indebtedness, the payment of all sums advanced by or on behalf of Lender to protect the security of this Instrument under Section 12, and the performance of the covenants and agreements of Grantor contained in the Loan Documents.

         Grantor represents and warrants that Grantor is lawfully seized of the Mortgaged Property and has the right, power and authority to grant, convey and assign the Mortgaged Property, and that the Mortgaged Property is unencumbered. Grantor covenants that Grantor will warrant and defend generally the title to the Mortgaged Property against all claims and demands, subject to any easements and restrictions listed in a schedule of exceptions to coverage in any title insurance policy issued to Lender contemporaneously with the execution and recordation of this Instrument and insuring Lender's interest in the Mortgaged Property pursuant to this Instrument. Covenants. Grantor and Lender covenant and agree as follows:

         1. DEFINITIONS. The following terms, when used in this Instrument (including when used in the above recitals), shall have the following meanings:

         (a) "Borrower" and "Grantor" mean the entities identified as "Borrower" and "Grantor" on the first page of this Instrument, together with all their respective successors and assigns.

         (b) "Collateral Agreement" means any separate agreement between Grantor and Lender for the purpose of establishing replacement reserves for the Mortgaged Property, establishing a fund to assure the completion of repairs or improvements specified in that agreement, or assuring reduction of the outstanding principal balance of the Indebtedness if the occupancy of or income from the Mortgaged Property does not increase to a level specified in that agreement, or any other agreement or agreements between Grantor and Lender which provide for the establishment of any other fund, reserve or account.

         (c) "Controlling Entity" means an entity which owns, directly or indirectly through one or more intermediaries, (A) a general partnership interest or more than 50% of the limited partnership interests in Grantor (if Grantor is a partnership or joint venture), (B) a manager's interest in Grantor or more than 50% of the ownership or membership interests in Grantor (if Grantor is a limited liability company), or (C) more than 50% of any class of voting stock of Grantor (if Grantor is a corporation).

         (d)  "Environmental  Permit"  means  any  permit,   license,  or  other
authorization issued under any Hazardous Materials Law with respect to any activities or businesses conducted on or in relation to the Mortgaged Property.

         (e) "Event of  Default"  means the  occurrence  of any event  listed in
Section 22. "Fixtures" means all property which is so attached to the Land or the Improvements as to constitute a fixture under applicable law, including: machinery, equipment, engines, boilers, incinerators, installed building materials; systems and equipment for the purpose of supplying or distributing heating, cooling, electricity, gas, water, air, or light; antennas, cable, wiring and conduits used in connection with radio, television, security, fire prevention, or fire detection or otherwise used to carry electronic signals; telephone systems and equipment; elevators and related machinery and equipment; fire detection, prevention and extinguishing systems and apparatus; security and access control systems and apparatus; plumbing systems; water heaters, ranges, stoves, microwave ovens, refrigerators, dishwashers, garbage disposers, washers, dryers and other appliances; light fixtures, awnings, storm windows and storm doors; pictures, screens, blinds, shades, curtains and curtain rods; mirrors; cabinets, paneling, rugs and floor and wall coverings; fences, trees and plants; swimming pools; and exercise equipment.

         (g) "Governmental Authority" means any board, commission, department or body of any municipal, county, state or federal governmental unit, or any subdivision of any of them, that has or acquires jurisdiction over the Mortgaged Property or the use, operation or improvement of the Mortgaged Property.

         (h) "Hazardous Materials" means petroleum and petroleum products and compounds containing them, including gasoline, diesel fuel and oil; explosives; flammable
materials;   radioactive  materials;   polychlorinated  biphenyls  ("PCBs")  and
compounds containing them; lead and lead-based paint; asbestos or asbestos-containing materials in any form that is or could become friable; underground or above-ground storage tanks, whether empty or containing any substance; any substance the presence of which on the Mortgaged Property is prohibited by any federal, state or local authority; any substance that requires special handling; and any other material or substance now or in the future defined as a "hazardous substance," "hazardous material," "hazardous waste," "toxic substance," "toxic pollutant," "contaminant," or "pollutant" within the meaning of any Hazardous Materials Law.

         (i) "Hazardous Materials Laws" means all federal, state, and local laws, ordinances and regulations and standards, rules, policies and other governmental requirements, administrative rulings and court judgments and decrees in effect now or in the future and including all amendments, that relate to Hazardous Materials and apply to Grantor or to the Mortgaged Property. Hazardous Materials Laws include, but are not limited to, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., the Toxic Substance Control Act, 15 U.S.C. Section 2601, et seq., the Clean Water Act, 33 U.S.C. Section 1251, et seq., and the Hazardous Materials Transportation Act, 49 U.S.C. Section 5101, and their state analogs.

         (j)  "Impositions"  and  "Imposition  Deposits"  are defined in Section
7(a).

         (k) "Improvements" means the buildings, structures, improvements, and alterations now constructed or at any time in the future constructed or placed upon the Land, including any future replacements and additions.

         (l) "Indebtedness" means the principal of, interest on, and all other amounts due at any time under, the Brookdale Calif - RC Guaranty, this Instrument or any other Loan Document, including prepayment premiums, late charges, default interest, and advances as provided in Section 12 to protect the security of this Instrument.

         (m) "Initial Owners" means, with respect to Grantor, the persons or entities who on the date of the Note own in the aggregate 100% of the ownership interests in Grantor.

         (n) "Land" means the land described in Exhibit A.

         (o) "Leases" means all of Grantor's interest in present and future leases, residential agreements, subleases, licenses, concessions or grants or other possessory interests now or hereafter in force, whether oral or written, covering or affecting the Mortgaged Property, or any portion of the Mortgaged Property (including proprietary leases or occupancy agreements if Grantor is a cooperative housing corporation), and all modifications, extensions or renewals. The term "Leases" shall not include the Grantor's interest in the Operator Lease or the Leasehold Estate.

         (p) "Lender" means the entity identified as "Lender" in the first paragraph of this Instrument, or any subsequent holder of the Note.

         (q) "Loan Documents" means the Brookdale Calif - RC Guaranty, this Instrument, all guaranties, all indemnity agreements, all Collateral Agreements, O&M Programs, and any other documents now or in the future executed by Grantor or any guarantor in connection with the Indebtedness.

         (r) "Loan Servicer" means the entity that from time to time is designated by Lender to collect payments and deposits and receive notices under the Note, this Instrument and any other Loan Document, and otherwise to service the loan evidenced by the Note for the benefit of Lender. Unless Grantor receives notice to the contrary, the Loan Servicer is the entity identified as "Lender" in the first paragraph of this Instrument.

         (s) "Mortgaged Property" means all of Grantor's present and future right, title and interest in and to all of the following:
                  (1) Operator Lease and Leasehold  Estate;  provided,  however, the Grantor's rights in the certificates of deposit identified as Certificate A and Certificate B in the Operator Lease shall not be deemed to be a part of the Mortgaged Property;
                  (2)      the Improvements;
                  (3)      the Fixtures;
                  (4)      the Personalty;
                  (5) all  current  and future  rights,  including  air  rights,
         development   rights,   zoning  rights  and  other  similar  rights  or
         interests, easements, tenements, rights-of-way, strips and gores of land, streets, alleys, roads, sewer rights, waters, watercourses, and appurtenances related to or benefitting the Land or the Improvements, or both, and all rights-of-way, streets, alleys and roads which may have been or may in the future be vacated;
                  (6) all  proceeds  paid or to be  paid by any  insurer  of the
         Land, the Improvements, the Fixtures, the Personalty or any other part of the Mortgaged Property, whether or not Grantor obtained the insurance pursuant to Lender's requirement;
                  (7) all awards,  payments and other compensation made or to be made by any municipal, state or federal authority with respect to the Land, the Improvements, the Fixtures, the Personalty or any other part of the Mortgaged Property, including any awards or settlements resulting from condemnation proceedings or the total or partial taking of the Land, the Improvements, the Fixtures, the Personalty or any other part of the Mortgaged Property under the power of eminent domain or otherwise and including any conveyance in lieu thereof;
                  (8) all contracts,  options and other  agreements for the sale of the Leasehold Estate, the Improvements, the Fixtures, the Personalty or any other part of the Mortgaged Property entered into by Grantor now or in the future, including cash or securities deposited to secure performance by parties of their obligations;
                  (9)  all   proceeds   from  the   conversion,   voluntary   or
         involuntary, of any of the above into cash or liquidated claims, and the right to collect such proceeds;
                  (10) all Rents and Leases;
                  (11) all earnings,  royalties, accounts receivable, issues and profits from the Land, the Improvements or any other part of the Mortgaged Property, and all undisbursed proceeds of the loan secured by this Instrument and, if Grantor is a cooperative housing corporation, maintenance charges or assessments payable by shareholders or residents;
                  (12) all Imposition Deposits;
                  (13) all refunds or rebates of  Impositions  by any municipal, state or federal authority or insurance company (other than refunds applicable to periods before the real property tax year in which this Instrument is dated);
                  (14) all tenant or resident's security deposits which have not been forfeited by any tenant under any Lease; and

                  (15) all names under or by which any of the above Mortgaged Property may be operated or known, and all trademarks, trade names, and goodwill relating to any of the Mortgaged Property.

         (t) "Note" means the Multifamily Note described on page 1 of this Instrument, including all schedules, riders, allonges and addenda, as such Multifamily Note may be amended from time to time.

         (u)      "O&M Program" is defined in Section 18(a).

         (v) "Personalty" means all furniture, furnishings, equipment, machinery, building materials, appliances, goods, supplies, tools, books, records (whether in written or electronic form), computer equipment (hardware and software) and other tangible personal property (other than Fixtures) which are used now or in the future in connection with the ownership, management or operation of the Land or the Improvements or are located on the Land or in the Improvements, and any operating agreements relating to the Land or the Improvements, and any surveys, plans and specifications and contracts for architectural, engineering and construction services relating to the Land or the Improvements and all other intangible property and rights relating to the operation of, or used in connection with, the Land or the Improvements, including all governmental permits relating to any activities on the Land.

         (w) "Property Jurisdiction" is defined in Section 30(a).

         (x) "Rents" means all rents (whether from residential or non-residential space), service fees and charges, revenues and other income of the Land or the Improvements, including parking fees, laundry and vending machine income and fees and charges for food, health care and other services provided at the Mortgaged Property, whether now due, past due, or to become due, and deposits forfeited by tenants.

         (y) "Taxes" means all taxes, assessments, vault rentals and other charges, if any, general, special or otherwise, including all assessments for schools, public betterments and general or local improvements, which are levied, assessed or imposed by any public authority or quasi-public authority, and which, if not paid, will become a lien, on the Land or the Improvements.

         (z) "Transfer" means (A) a sale, assignment, transfer or other disposition (whether voluntary, involuntary or by operation of law); (B) the granting, creating or attachment of a lien, encumbrance or security interest (whether voluntary, involuntary or by operation of law); (C) the issuance or other creation of an ownership interest in a legal entity, including a partnership interest, interest in a limited liability company or corporate stock; (D) the withdrawal, retirement, removal or involuntary resignation of a partner in a partnership or a member or manager in a limited liability company; or (E) the merger, dissolution, liquidation, or consolidation of a legal entity or the reconstitution of one type of legal entity into another type of legal entity. "Transfer" does not include (i) a conveyance of the Mortgaged Property at a judicial or non-judicial foreclosure sale under this Instrument or (ii) the Mortgaged Property becoming part of a bankruptcy estate by operation of law under the United States Bankruptcy Code. For purposes of defining the term "Transfer," the term "partnership" shall mean a general partnership, a limited partnership, a joint venture and a limited liability partnership, and the term "partner" shall mean a general partner, a limited partner and a joint venturer. Notwithstanding anything in this paragraph to the contrary, a Transfer will not include a transfer of the Mortgaged

Property to the Borrower under the terms of the Operator Lease so long as the Borrower satisfies the conditions set forth in section 17(e) hereof.

         2. UNIFORM COMMERCIAL CODE SECURITY AGREEMENT. This Instrument is also a security agreement under the Uniform Commercial Code for any of the Mortgaged Property which, under applicable law, may be subject to a security interest under the Uniform Commercial Code, whether acquired now or in the future, and all products and cash and non-cash proceeds thereof (collectively, "UCC Collateral"), and Grantor hereby grants to Lender a security interest in the UCC Collateral. Grantor shall execute and deliver to Lender, upon Lender's request, financing statements, continuation statements and amendments, in such form as Lender may require to perfect or continue the perfection of this security interest. Grantor shall pay all filing costs and all costs and expenses of any record searches for financing statements that Lender may require. Without the prior written consent of Lender, Grantor shall not create or permit to exist any other lien or security interest in any of the UCC Collateral. If an Event of Default has occurred and is continuing, Lender shall have the remedies of a secured party under the Uniform Commercial Code, in addition to all remedies provided by this Instrument or existing under applicable law. In exercising any remedies, Lender may exercise its remedies against the UCC Collateral separately or together, and in any order, without in any way affecting the availability of Lender's other remedies. This Instrument constitutes a financing statement with respect to any part of the Mortgaged Property which is or may become a Fixture.

         3. ASSIGNMENT OF RENTS; APPOINTMENT OF RECEIVER;  LENDER IN POSSESSION.
(a) As part of the consideration for the Indebtedness, Grantor absolutely and unconditionally assigns and transfers to Lender all Rents. It is the intention of Grantor to establish a present, absolute and irrevocable transfer and assignment to Lender of all Rents and to authorize and empower Lender to collect and receive all Rents without the necessity of further action on the part of Grantor. Promptly upon request by Lender, Grantor agrees to execute and deliver such further assignments as Lender may from time to time require. Grantor and Lender intend this assignment of Rents to be immediately effective and to constitute an absolute present assignment and not an assignment for additional security only. For purposes of giving effect to this absolute assignment of Rents, and for no other purpose, Rents shall not be deemed to be a part of the "Mortgaged Property" as that term is defined in Section 1(s). However, if this present, absolute and unconditional assignment of Rents is not enforceable by its terms under the laws of the Property Jurisdiction, then the Rents shall be included as a part of the Mortgaged Property and it is the intention of the Grantor that in this circumstance this Instrument create and perfect a lien on Rents in favor of Lender, which lien shall be effective as of the date of this Instrument.

         (b) After the occurrence of an Event of Default, Grantor authorizes Lender to collect, sue for and compromise Rents and directs each tenant of the Mortgaged Property to pay all Rents to, or as directed by, Lender. However, until the occurrence of an Event of Default, Lender hereby grants to Grantor a revocable license to collect and receive all Rents, to hold all Rents in trust for the benefit of Lender and to apply all Rents to pay the amounts due under the Operator Lease including the "Basic Rent" as defined in the Operator Lease and the other amounts then due and payable under the other Loan Documents, including Imposition Deposits, and to pay the current costs and expenses of managing, operating and maintaining the Mortgaged Property, including utilities, Taxes and insurance premiums (to the extent not included in Imposition Deposits), tenant improvements and other capital expenditures. So long as no Event of Default has occurred and is continuing, the Rents remaining after application pursuant to the preceding sentence may be retained by Grantor free and clear of, and released from, Lender's rights with respect to Rents under this Instrument. From and after the occurrence of an Event of Default, and without the necessity of Lender entering upon and taking and maintaining control of the Mortgaged Property directly, or by a receiver, Grantor's license to collect Rents shall automatically terminate and Lender shall without notice be entitled to all Rents as they become due and payable, including Rents then due and unpaid. Grantor shall pay to Lender upon demand all Rents to which Lender is entitled. At any time on or after the date of Lender's demand for Rents, Lender may give, and Grantor hereby irrevocably authorizes Lender to give, notice to all tenants of the Mortgaged Property instructing them to pay all Rents to Lender, no tenant shall be obligated to inquire further as to the occurrence or continuance of an Event of Default, and no tenant shall be obligated to pay to Grantor any amounts which are actually paid to Lender in response to such a notice. Any such notice by Lender shall be delivered to each tenant personally, by mail or by delivering such demand to each rental unit. Grantor shall not interfere with and shall cooperate with Lender's collection of such Rents.

         (c) Grantor represents and warrants to Lender that Grantor has not executed any prior assignment of Rents (other than an assignment of Rents securing indebtedness that will be paid off and discharged with the proceeds of the loan evidenced by the Note), that Grantor has not performed, and Grantor covenants and agrees that it will not perform, any acts and has not executed, and shall not execute, any instrument which would prevent Lender from exercising its rights under this Section 3, and that at the time of execution of this Instrument there has been no anticipation or prepayment of any Rents for more than two months prior to the due dates of such Rents. Grantor shall not collect or accept payment of any Rents more than two months prior to the due dates of such Rents.

         (d) If an Event of Default has occurred and is continuing, Lender may, regardless of the adequacy of Lender's security or the solvency of Grantor and even in the absence of waste, enter upon and take and maintain full control of the Mortgaged Property in order to perform all acts that Lender in its discretion determines to be necessary or desirable for the operation and maintenance of the Mortgaged Property, including the execution, cancellation or modification of Leases, the collection of all Rents, the making of repairs to the Mortgaged Property and the execution or termination of contracts providing for the management, operation or maintenance of the Mortgaged Property, for the purposes of enforcing the assignment of Rents pursuant to Section 3(a), protecting the Mortgaged Property or the security of this Instrument, or for such other purposes as Lender in its discretion may deem necessary or desirable. Alternatively, if an Event of Default has occurred and is continuing, regardless of the adequacy of Lender's security, without regard to Grantor's solvency and without the necessity of giving prior notice (oral or written) to Grantor, Lender may apply to any court having jurisdiction for the appointment of a receiver for the Mortgaged Property to take any or all of the actions set forth in the preceding sentence. If Lender elects to seek the appointment of a receiver for the Mortgaged Property at any time after an Event of Default has occurred and is continuing, Grantor, by its execution of this Instrument, expressly consents to the appointment of such receiver, including the appointment of a receiver ex parte if permitted by applicable law. Lender or the receiver, as the case may be, shall be entitled to receive a reasonable fee for managing the Mortgaged Property. Immediately upon appointment of a receiver or immediately upon the Lender's entering upon and taking possession and control of the Mortgaged Property, Grantor shall surrender possession of the Mortgaged Property to Lender or the receiver, as the case may be, and shall deliver to Lender or the receiver, as the case may be, all documents, records (including records on electronic or magnetic media), accounts, surveys, plans, and specifications relating to the Mortgaged Property and all security deposits and prepaid Rents. In the event Lender takes possession and control of the Mortgaged Property, Lender may exclude Grantor and its representatives from the Mortgaged Property. Grantor acknowledges and agrees that the exercise by Lender of any of the rights conferred under this Section 3 shall not be construed to make Lender a mortgagee-in-possession of the Mortgaged Property so long as Lender has not itself entered into actual possession of the Land and Improvements.

         (e) If Lender enters the Mortgaged Property, Lender shall be liable to account only to Grantor and only for those Rents actually received. Lender shall not be liable to Grantor, anyone claiming under or through Grantor or anyone having an interest in the Mortgaged Property, by reason of any act or omission of Lender under this Section 3, and Grantor hereby releases and discharges Lender from any such liability to the fullest extent permitted by law.

         (f) If the Rents are not sufficient to meet the costs of taking control of and managing the Mortgaged Property and collecting the Rents, any funds expended by Lender for such purposes shall become an additional part of the Indebtedness as provided in Section 12.

         (g) Any entering upon and taking of control of the Mortgaged Property by Lender or the receiver, as the case may be, and any application of Rents as provided in this Instrument shall not cure or waive any Event of Default or invalidate any other right or remedy of Lender under applicable law or provided for in this Instrument.

         4. ASSIGNMENT OF LEASES; LEASES AFFECTING THE MORTGAGED PROPERTY. (a) As part of the consideration for the Indebtedness, Grantor absolutely and unconditionally assigns and transfers to Lender all of Grantor's right, title and interest in, to and under the Leases, including Grantor's right, power and authority to modify the terms of any such Lease, or extend or terminate any such Lease. It is the intention of Grantor to establish a present, absolute and irrevocable transfer and assignment to Lender of all of Grantor's right, title and interest in, to and under the Leases. Grantor and Lender intend this assignment of the Leases to be immediately effective and to constitute an absolute present assignment and not an assignment for additional security only. For purposes of giving effect to this absolute assignment of the Leases, and for no other purpose, the Leases shall not be deemed to be a part of the "Mortgaged Property" as that term is defined in Section 1(s). However, if this present, absolute and unconditional assignment of the Leases is not enforceable by its terms under the laws of the Property Jurisdiction, then the Leases shall be included as a part of the Mortgaged Property and it is the intention of the Grantor that in this circumstance this Instrument create and perfect a lien on the Leases in favor of Lender, which lien shall be effective as of the date of this Instrument.

         (b) Until Lender gives notice to Grantor of Lender's exercise of its rights under this Section 4, Grantor shall have all rights, power and authority granted to Grantor under any Lease (except as otherwise limited by this Section or any other provision of this Instrument), including the right, power and authority to modify the terms of any Lease or extend or terminate any Lease.

Upon the occurrence of an Event of Default, the permission given to Grantor pursuant to the preceding sentence to exercise all rights, power and authority under Leases shall automatically terminate. Grantor shall comply with and observe Grantor's obligations under all Leases, including Grantor's obligations pertaining to the maintenance and disposition of tenant security deposits.

         (c) Grantor acknowledges and agrees that the exercise by Lender, either directly or by a receiver, of any of the rights conferred under this Section 4 shall not be construed to make Lender a mortgagee-in-possession of the Mortgaged Property so long as Lender has not itself entered into actual possession of the Land and the Improvements. The acceptance by Lender of the assignment of the Leases pursuant to Section 4(a) shall not at any time or in any event obligate Lender to take any action under this Instrument or to expend any money or to incur any expenses. Lender shall not be liable in any way for any injury or damage to person or property sustained by any person or persons, firm or corporation in or about the Mortgaged Property. Prior to Lender's actual entry into and taking possession of the Mortgaged Property, Lender shall not (i) be obligated to perform any of the terms, covenants and conditions contained in any Lease (or otherwise have any obligation with respect to any Lease); (ii) be obligated to appear in or defend any action or proceeding relating to the Lease or the Mortgaged Property; or (iii) be responsible for the operation, control, care, management or repair of the Mortgaged Property or any portion of the Mortgaged Property. The execution of this Instrument by Grantor shall constitute conclusive evidence that all responsibility for the operation, control, care, management and repair of the Mortgaged Property is and shall be that of Grantor, prior to such actual entry and taking of possession.

         (d) Upon delivery of notice by Lender to Grantor of Lender's exercise of Lender's rights under this Section 4 at any time after the occurrence of an Event of Default, and without the necessity of Lender entering upon and taking and maintaining control of the Mortgaged Property directly, by a receiver, or by any other manner or proceeding permitted by the laws of the Property Jurisdiction, Lender immediately shall have all rights, powers and authority granted to Grantor under any Lease, including the right, power and authority to modify the terms of any such Lease, or extend or terminate any such Lease.

         (e) Grantor shall, promptly upon Lender's request, deliver to Lender an executed copy of each residential Lease then in effect. All Leases for residential dwelling units shall be on forms approved by Lender, shall be for initial terms of at least thirty days and not more than two years, and shall not include options to purchase.

         (f) Grantor shall not lease any portion of the Mortgaged Property for non-residential use except with the prior written consent of Lender and Lender's prior written approval of the Lease agreement. Grantor shall not modify the terms of, or extend or terminate, any Lease for non-residential use (including any Lease in existence on the date of this Instrument) without the prior written consent of Lender. Grantor shall, without request by Lender, deliver an executed copy of each non-residential Lease to Lender promptly after such Lease is signed. All non-residential Leases, including renewals or extensions of existing Leases, shall specifically provide that (1) such Leases are subordinate to the lien of this Instrument; (2) the tenant shall attorn to Lender and any purchaser at a foreclosure sale, such attornment to be self-executing and effective upon acquisition of title to the Mortgaged Property by any purchaser at a foreclosure sale or by Lender in any manner; (3) the tenant agrees to execute such further evidences of attornment as

Lender or any purchaser at a foreclosure sale may from time to time request; (4) the Lease shall not be terminated by foreclosure or any other transfer of the Mortgaged Property; (5) after a foreclosure sale of the Mortgaged Property, Lender or any other purchaser at such foreclosure sale may, at Lender's or such purchaser's option, accept or terminate such Lease; and (6) the tenant shall, upon receipt after the occurrence of an Event of Default of a written request from Lender, pay all Rents payable under the Lease to Lender.

         (g) Grantor shall not receive or accept Rent under any Lease (whether residential or non-residential) for more than two months in advance.

         5. PAYMENT OF INDEBTEDNESS; PERFORMANCE UNDER LOAN DOCUMENTS; PREPAYMENT PREMIUM. Grantor shall pay the Indebtedness when due in accordance with the terms of the Brookdale Calif - RC Guaranty and the other Loan Documents and shall perform, observe and comply with all other provisions of the Brookdale Calif - RC Guaranty and the other Loan Documents. Grantor shall pay a prepayment premium in connection with certain prepayments of the Indebtedness, including a payment made after Lender's exercise of any right of acceleration of the Indebtedness, as provided in the Brookdale Calif - RC Guaranty.

         6. LIMITS ON PERSONAL LIABILITY. (a) Except as otherwise provided in this Section 6, Grantor shall have no personal liability under the Brookdale Calif - RC Guaranty, this Instrument or any other Loan Document for the repayment of the Indebtedness or for the performance of any other obligations of Grantor under the Loan Documents, and Lender's only recourse for the satisfaction of the Indebtedness and the performance of such obligations shall be Lender's exercise of its rights and remedies with respect to the Mortgaged Property and any other collateral held by Lender as security for the Indebtedness. This limitation on Grantor's liability shall not limit or impair Lender's enforcement of its rights against Grantor , Borrower, any other guarantor of the Indebtedness or any guarantor of any obligations of Borrower or Grantor.

         (b) Grantor shall be personally liable to Lender for the repayment of a portion of the Indebtedness equal to ZERO percent (0%) of the principal balance of the Note, plus any other amounts for which Grantor has personal liability under the Brookdale Calif - RC Guaranty or this Instrument.

         (c) In addition to Grantor's personal liability under Section 6 (b), Grantor shall be personally liable to Lender for the repayment of a further portion of the Indebtedness equal to any loss or damage suffered by Lender as a result of (i) failure of Grantor to pay to Lender upon demand after an Event of Default all Rents to which Lender is entitled under Section 3(a) of this Instrument and the amount of all security deposits collected by Grantor from tenants then in residence; (ii) failure of Grantor to apply all insurance proceeds and condemnation proceeds as required by this Instrument, or (iii) failure of Grantor or Borrower to comply with Section 14(d) or (e) of this Instrument relating to the delivery of books and records, statements, schedules and reports.

         (d) For purposes of  determining  Grantor's  personal  liability  under
Section 6(b) and (c), all payments made by Borrower, Grantor or any guarantor of the Note with respect to the Indebtedness and all amounts received by Lender from the enforcement of its rights under this Instrument shall be applied first to the portion of the Indebtedness for which Grantor has no personal liability.

         (e) Grantor shall become personally liable to Lender for the repayment of all of the Indebtedness upon the occurrence of any of the following Events of
Default: (i) Grantor's or Borrower's acquisition of any property or operation of any business not permitted by Section 33 of this Instrument, (ii) a Transfer (including, but not limited to, a lien or encumbrance) that is an Event of Default under Sections 16 or Section 21 of this Instrument, other than a Transfer consisting solely of the involuntary removal or involuntary withdrawal of a general partner in a limited partnership or a manager in a limited liability company; or (iii) fraud or written intentional material misrepresentation by Grantor, or any officer, director, partner, member or employee of Grantor in connection with the application for or creation of the Indebtedness or any request for any action or consent by Lender.

         (f) In addition to any personal liability for the Indebtedness, Grantor shall be personally liable to Lender for (i) the performance of all of Grantor's obligations under Section 18 of this Instrument (relating to environmental matters); (ii) the costs of any audit under Section 14(d) of this Instrument, and (iii) any costs and expenses incurred by Lender in connection with the collection of any amount for which Grantor is personally liable under this
Section 6, including fees and out of pocket expenses of attorneys and expert witnesses and the costs of conducting any independent audit of Grantor's books and records to determine the amount for which Grantor has personal liability.

         (g) To the  extent  that  Grantor  has  personal  liability  under this
Section 6, Lender may exercise its rights against Grantor personally without regard to whether Lender has exercised any rights against the Mortgaged Property or any other security, or pursued any rights against Borrower or any guarantor, or pursued any other rights available to Lender under the Note, the Brookdale Calif - RC Guaranty, this Instrument, any other Loan Document or applicable law. For purposes of this Section 6, the term "Mortgaged Property" shall not include any funds that (i) have been applied by Grantor as required or permitted by this Instrument prior to the occurrence of an Event of Default or (ii) Grantor was unable to apply as required or permitted by this Instrument because of a bankruptcy, receivership, or similar judicial proceeding.

         7. DEPOSITS FOR TAXES,  INSURANCE AND OTHER CHARGES.
         (a) Grantor shall deposit with Lender on the day monthly installments of principal or interest, or both, are due under the Note (or on another day designated in writing by Lender), until the Indebtedness is paid in full, an additional amount sufficient to accumulate with Lender the entire sum required to pay, when due (1) any water and sewer charges which, if not paid, may result in a lien on all or any part of the Mortgaged Property, (2) the premiums for fire and other hazard insurance, rent loss insurance and such other insurance as Lender may require under Section 19, (3) Taxes, and (4) amounts for other charges and expenses which Lender at any time reasonably deems necessary to protect the Mortgaged Property, to prevent the imposition of liens on the Mortgaged Property, or otherwise to protect Lender's interests, all as reasonably estimated from time to time by Lender, plus one-sixth of such estimate. The amounts deposited under the preceding sentence are collectively referred to in this Instrument as the "Imposition Deposits". The obligations of Grantor for which the Imposition Deposits are required are collectively referred to in this Instrument as "Impositions". The amount of the Imposition Deposits shall be sufficient to enable Lender to pay each Imposition before the last date upon which such payment may be made without any penalty or interest charge being added. Lender shall maintain records indicating how much of the monthly Imposition Deposits and how much of the aggregate

Imposition Deposits held by Lender are held for the purpose of paying Taxes, insurance premiums and each other obligation of Grantor for which Imposition Deposits are required. Any waiver by Lender of the requirement that Grantor remit Imposition Deposits to Lender may be revoked by Lender, in Lender's discretion, at any time upon notice to Grantor.

         (b) Imposition Deposits shall be held in an institution (which may be Lender, if Lender is such an institution) whose deposits or accounts are insured or guaranteed by a federal agency. Lender shall not be obligated to open additional accounts or deposit Imposition Deposits in additional institutions when the amount of the Imposition Deposits exceeds the maximum amount of the federal deposit insurance or guaranty. Lender shall apply the Imposition Deposits to pay Impositions so long as no Event of Default has occurred and is continuing. Unless applicable law requires, Lender shall not be required to pay Grantor any interest, earnings or profits on the Imposition Deposits. Grantor hereby pledges and grants to Lender a security interest in the Imposition Deposits as additional security for all of Grantor's obligations under this Instrument and the other Loan Documents. Any amounts deposited with Lender under this Section 7 shall not be trust funds, nor shall they operate to reduce the Indebtedness, unless applied by Lender for that purpose under Section 7(e).

         (c) If Lender receives a bill or invoice for an Imposition, Lender shall pay the Imposition from the Imposition Deposits held by Lender. Lender shall have no obligation to pay any Imposition to the extent it exceeds Imposition Deposits then held by Lender. Lender may pay an Imposition according to any bill, statement or estimate from the appropriate public office or insurance company without inquiring into the accuracy of the bill, statement or estimate or into the validity of the Imposition.

         (d) If at any time the amount of the Imposition Deposits held by Lender for payment of a specific Imposition exceeds the amount reasonably deemed necessary by Lender plus one-sixth of such estimate, the excess shall be credited against future installments of Imposition Deposits. If at any time the amount of the Imposition Deposits held by Lender for payment of a specific
Imposition is less than the amount reasonably estimated by Lender to be necessary plus one-sixth of such estimate, Grantor shall pay to Lender the amount of the deficiency within 15 days after notice from Lender.

         (e) If an Event of Default has occurred and is continuing, Lender may apply any Imposition Deposits, in any amounts and in any order as Lender determines, in Lender's discretion, to pay any Impositions or as a credit against the Indebtedness. Upon payment in full of the Indebtedness, Lender shall refund to Grantor any Imposition Deposits held by Lender.

         8. COLLATERAL AGREEMENTS. Grantor shall deposit with Lender such amounts as may be required by any Collateral Agreement and shall perform all other obligations of Grantor under each Collateral Agreement.

         9. APPLICATION OF PAYMENTS. If at any time Lender receives, from Grantor or otherwise, any amount applicable to the Indebtedness which is less than all amounts due and payable at such time, then Lender may apply that payment to amounts then due and payable in any manner and in any order determined by Lender, in Lender's discretion. Neither Lender's acceptance of an amount which is less than all amounts then due and payable nor Lender's application of such payment in the manner authorized shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction. Notwithstanding the application of any such amount to the Indebtedness, Grantor's obligations under this Instrument and the Brookdale Calif - RC Guaranty shall remain unchanged.

         10. COMPLIANCE WITH LAWS. Grantor shall comply in all material respects with all laws, ordinances, regulations and requirements of any Governmental Authority and all recorded lawful covenants and agreements relating to or affecting the Mortgaged Property, including all laws, ordinances, regulations, requirements and covenants pertaining to health and safety, construction of improvements on the Mortgaged Property, fair housing, zoning and land use, and Leases. Grantor also shall comply with all applicable laws that pertain to the maintenance and disposition of tenant security deposits. Grantor shall at all times maintain records sufficient to demonstrate compliance with the provisions of this Section 10. Grantor shall take appropriate measures to prevent, and shall not engage in or knowingly permit, any illegal activities at the Mortgaged Property that could endanger tenants or visitors, result in damage to the Mortgaged Property, result in forfeiture of the Mortgaged Property, or otherwise materially impair the lien created by this Instrument or Lender's interest in the Mortgaged Property. Grantor represents and warrants to Lender that no portion of the Mortgaged Property has been or will be purchased with the proceeds of any illegal activity.

         11. USE OF PROPERTY. Unless required by applicable law, Grantor shall not (a) except for any change in use approved by Lender, allow changes in the use for which all or any part of the Mortgaged Property is being used at the time this Instrument was executed, (b) convert any individual dwelling units or common areas to commercial use, (c) initiate or acquiesce in a change in the zoning classification of the Mortgaged Property, or (d) establish any condominium or cooperative regime with respect to the Mortgaged Property.

         12. PROTECTION OF LENDER'S SECURITY. (a) If Grantor fails to perform any of its obligations under this Instrument or any other Loan Document, or if any action or proceeding is commenced which purports to affect the Mortgaged Property, Lender's security or Lender's rights under this Instrument, including eminent domain, insolvency, code enforcement, civil or criminal forfeiture, enforcement of Hazardous Materials Laws, fraudulent conveyance or reorganizations or proceedings involving a bankrupt or decedent, then Lender at Lender's option may make such appearances, disburse such sums and take such actions as Lender reasonably deems necessary to perform such obligations of Grantor and to protect Lender's interest, including (1) payment of fees and out of pocket expenses of attorneys, accountants, inspectors and consultants, (2) entry upon the Mortgaged Property to make repairs or secure the Mortgaged
Property, (3) procurement of the insurance required by Section 19, and (4) payment of amounts which Grantor has failed to pay under Sections 15 and 17.

         (b) Any amounts disbursed by Lender under this Section 12, or under any other provision of this Instrument that treats such disbursement as being made under this Section 12, shall be added to, and become part of, the principal component of the Indebtedness, shall be immediately due and payable and shall bear interest from the date of disbursement until paid at the "Default Rate", as defined in the Note.

         (c) Nothing in this Section 12 shall require Lender to incur any expense or take any action.

         13. INSPECTION. Lender, its agents, representatives, and designees may make or cause to be made entries upon and inspections of the Mortgaged Property (including environmental inspections and tests) during normal business hours, or at any other reasonable time.

         14. BOOKS AND RECORDS;  FINANCIAL REPORTING.
         (a) Grantor shall keep and maintain at all times at the Mortgaged Property or the management agent's offices, and upon Lender's request shall make available at the Mortgaged Property, complete and accurate books of account and records (including copies of supporting bills and invoices) adequate to reflect correctly the operation of the Mortgaged Property, and copies of all written contracts, Leases, and other instruments which affect the Mortgaged Property. The books, records, contracts, Leases and other instruments shall be subject to examination and inspection at any reasonable time by Lender.

         (b) Grantor shall furnish to Lender all of the following:

                  (1) within 120 days after the end of each fiscal year of Grantor, a statement of income and expenses for Grantor's operation of the Mortgaged Property for that fiscal year, a statement of changes in financial position of Grantor relating to the Mortgaged Property for that fiscal year and, when requested by Lender, a balance sheet showing all assets and liabilities of Grantor relating to the Mortgaged Property as of the end of that fiscal year;

                  (2) within 120 days after the end of each fiscal year of Grantor, and at any other time upon Lender's request, a rent schedule for the Mortgaged Property showing the name of each tenant, and for each tenant, the space occupied, the lease expiration date, the rent payable for the current month, the date through which rent has been paid, and any related information requested by Lender;

                  (3) within 120 days after the end of each fiscal year of Grantor, and at any other time upon Lender's request, an accounting of all security deposits held pursuant to all Leases, including the name of the institution (if any) and the names and identification numbers of the accounts (if any) in which such security deposits are held and the name of the person to contact at such financial institution, along with any authority or release necessary for Lender to access information regarding such accounts;

                  (4) within 120 days after the end of each fiscal year of Grantor, and at any other time upon Lender's request, a statement that identifies all owners of any interest in Grantor and any Controlling Entity and the interest held by each, if Grantor or a Controlling Entity is a corporation, all officers and directors of Grantor and the Controlling Entity, and if Grantor or a Controlling Entity is a limited liability company, all managers who are not members;

                  (5) upon Lender's request, quarterly income and expense statements for the Mortgaged Property;

                  (6) upon Lender's request at any time when an Event of Default has occurred and is continuing, monthly income and expense statements for the Mortgaged Property;

                  (7) upon Lender's request, a monthly property management report for the Mortgaged Property, showing the number of inquiries made and rental applications received from tenants or prospective tenants and deposits received from tenants and any other information requested by Lender; and

                  (8) upon Lender's request, a balance sheet, a statement of income and expenses for Grantor and a statement of changes in financial position of Grantor for Grantor's most recent fiscal year.

         (c) Each of the statements, schedules and reports required by Section 14(b) shall be certified to be complete and accurate by an individual having authority to bind Grantor, and shall be in such form and contain such detail as Lender may reasonably require. Lender also may require that any statements, schedules or reports be audited at Grantor's expense by independent certified public accountants acceptable to Lender.

         (d) If Grantor fails to provide in a timely manner the statements, schedules and reports required by Section 14(b), Lender shall have the right to have Grantor's books and records audited, at Grantor's expense, by independent certified public accountants selected by Lender in order to obtain such statements, schedules and reports, and all related costs and expenses of Lender shall become immediately due and payable and shall become an additional part of the Indebtedness as provided in Section 12.

         (e) If an Event of Default has occurred and is continuing, Grantor shall deliver to Lender upon written demand all books and records relating to the Mortgaged Property or its operation.

         (f) Grantor authorizes Lender to obtain a credit report on Grantor at any time.

         15. TAXES; OPERATING EXPENSES.
         (a) Subject to the provisions of Section 15(c) and Section 15(d), Grantor shall pay, or cause to be paid, all Taxes when due and before the addition of any interest, fine, penalty or cost for nonpayment.

         (b) Subject to the provisions of Section 15(c), Grantor shall pay the expenses of operating, managing, maintaining and repairing the Mortgaged
Property (including insurance premiums, utilities, repairs and replacements) before the last date upon which each such payment may be made without any penalty or interest charge being added.

         (c) As long as no Event of Default exists and Grantor has timely delivered to Lender any bills or premium notices that it has received, Grantor shall not be obligated to pay Taxes, insurance premiums or any other individual Imposition to the extent that sufficient Imposition Deposits are held by Lender for the purpose of paying that specific Imposition. If an Event of Default exists, Lender may exercise any rights Lender may have with respect to Imposition Deposits without regard to whether Impositions are then due and payable. Lender shall have no liability to Grantor for failing to pay any Impositions to the extent that any Event of Default has occurred and is continuing, insufficient Imposition Deposits are held by Lender at the time an Imposition becomes due and payable or Grantor has failed to provide Lender with bills and premium notices as provided above.

         (d) Grantor, at its own expense, may contest by appropriate legal proceedings, conducted diligently and in good faith, the amount or validity of any Imposition other than insurance premiums, if (1) Grantor notifies Lender of the commencement or expected commencement of such proceedings, (2) the Mortgaged Property is not in danger of being sold or forfeited, (3) Grantor deposits with Lender reserves sufficient to pay the contested Imposition, if requested by Lender, and (4) Grantor furnishes whatever additional security is required in the proceedings or is reasonably requested by Lender, which may include the delivery to Lender of the reserves established by Grantor to pay the contested Imposition.

         (e) Grantor shall promptly deliver to Lender a copy of all notices of, and invoices for, Impositions, and if Grantor pays any Imposition directly, Grantor shall promptly furnish to Lender receipts evidencing such payments.

         16. LIENS; ENCUMBRANCES. Grantor acknowledges that, to the extent provided in Section 21, the grant, creation or existence of any mortgage, deed of trust, deed to secure debt, security interest or other lien or encumbrance (a "Lien") on the Mortgaged Property (other than the lien of this Instrument) or on certain ownership interests in Grantor, whether voluntary, involuntary or by operation of law, and whether or not such Lien has priority over the lien of this Instrument, is a "Transfer" which constitutes an Event of Default and subjects Grantor to personal liability under the Brookdale Calif - RC Guaranty.

         17. PRESERVATION, MANAGEMENT AND MAINTENANCE OF MORTGAGED PROPERTY. Grantor (a) shall not commit waste or permit impairment or deterioration of the Mortgaged Property, (b) shall not abandon the Mortgaged Property, (c) shall restore or repair promptly, in a good and workmanlike manner, any damaged part of the Mortgaged Property to the equivalent of its original condition, or such other condition as Lender may approve in writing, whether or not insurance proceeds or condemnation awards are available to cover any costs of such restoration or repair, (d) shall keep the Mortgaged Property in good repair, including the replacement of Personalty and Fixtures with items of equal or better function and quality, (e) shall provide for professional third party management of the Mortgaged Property by a residential rental property manager familiar with senior housing, satisfactory to Lender under a contract approved by Lender in writing if the Mortgaged Property is not operated by Grantor under the terms of the Operator Lease, and (f) shall give notice to Lender of and, unless otherwise directed in writing by Lender, shall appear in and defend any action or proceeding purporting to affect the Mortgaged Property, Lender's security or Lender's rights under this Instrument. Grantor shall not (and shall not permit any tenant or other person to) remove, demolish or alter the Mortgaged Property or any part of the Mortgaged Property except in connection with the replacement of tangible Personalty.

         18. ENVIRONMENTAL  HAZARDS.
         (a) Except for matters covered by a written program of operations and maintenance approved in writing by Lender (an "O&M Program") or matters described in Section 18(b), Grantor shall not cause or permit any of the following:

                  (1) the presence, use, generation, release, treatment, processing, storage (including storage in above ground and underground storage tanks), handling, or disposal of any Hazardous Materials on or under the Mortgaged Property or any other property of Grantor that is adjacent to the Mortgaged Property;

                  (2) the transportation of any Hazardous Materials to, from, or across the Mortgaged Property;

                  (3) any occurrence or condition on the Mortgaged Property or any other property of Grantor that is adjacent to the Mortgaged Property, which occurrence or condition is or may be in violation of Hazardous Materials Laws; or

                  (4) any violation of or noncompliance with the terms of any Environmental Permit with respect to the Mortgaged Property or any property of Grantor that is adjacent to the Mortgaged Property.

The matters described in clauses (1) through (4) above are referred to collectively in this Section 18 as "Prohibited Activities or Conditions".

         (b) Prohibited Activities and Conditions shall not include the safe and lawful use and storage of quantities of (1) pre-packaged supplies, cleaning materials and petroleum products customarily used in the operation and maintenance of comparable multifamily properties, (2) cleaning materials, personal grooming items and other items sold in pre-packaged containers for consumer use and used by tenants and occupants of residential dwelling units in the Mortgaged Property; and (3) petroleum products used in the operation and maintenance of motor vehicles from time to time located on the Mortgaged Property's parking areas, so long as all of the foregoing are used, stored, handled, transported and disposed of in compliance with Hazardous Materials Laws.

         (c) Grantor shall take all commercially reasonable actions (including the inclusion of appropriate provisions in any Leases executed after the date of this Instrument) to prevent its employees, agents, and contractors, and all tenants and other occupants from causing or permitting any Prohibited Activities or Conditions. Grantor shall not lease or allow the sublease or use of all or any portion of the Mortgaged Property to any tenant or subtenant for nonresidential use by any user that, in the ordinary course of its business, would cause or permit any Prohibited Activity or Condition.

         (d) If an O&M Program has been established with respect to Hazardous Materials, Grantor shall comply in a timely manner with, and cause all employees, agents, and contractors of Grantor and any other persons present on the Mortgaged Property to comply with the O&M Program. All costs of performance of Grantor's obligations under any O&M Program shall be paid by Grantor, and Lender's out-of-pocket costs incurred in connection with the monitoring and review of the O&M Program and Grantor's performance shall be paid by Grantor upon demand by Lender. Any such out-of-pocket costs of Lender which Grantor fails to pay promptly shall become an additional part of the Indebtedness as provided in Section 12.

         (e)  Grantor   represents  and  warrants  to  Lender  that,  except  as
previously disclosed by Grantor to Lender in writing:

                  (1) Grantor has not at any time engaged in, caused or permitted any Prohibited Activities or Conditions;

                  (2) to the best of Grantor's knowledge after reasonable and diligent inquiry, no Prohibited Activities or Conditions exist or have existed;

                  (3) except to the extent previously disclosed by Grantor to Lender in writing, the Mortgaged Property does not now contain any underground storage tanks, and, to the best of Grantor's knowledge after reasonable and diligent inquiry, the Mortgaged Property has not contained any underground storage tanks in the past. If there is an underground storage tank located on the Property which has been previously disclosed by Grantor to Lender in writing, that tank complies with all requirements of Hazardous Materials Laws;

                  (4) Grantor has complied with all Hazardous Materials Laws, including all requirements for notification regarding releases of Hazardous Materials. Without limiting the generality of the foregoing, Grantor has obtained all Environmental Permits required for the operation of the Mortgaged Property in accordance with Hazardous Materials Laws now in effect and all such Environmental Permits are in full force and effect;

                  (5) no event has occurred with respect to the Mortgaged Property that constitutes, or with the passing of time or the giving of notice would constitute, noncompliance with the terms of any Environmental Permit;

                  (6) there are no actions, suits, claims or proceedings pending or, to the best of Grantor's knowledge after reasonable and diligent inquiry, threatened that involve the

                  Mortgaged Property and allege, arise out of, or relate to any Prohibited Activity or Condition; and

                  (7) Grantor has not received any complaint, order, notice of violation or other communication from any Governmental Authority with regard to air emissions, water discharges, noise emissions or Hazardous Materials, or any other environmental, health or safety matters affecting the Mortgaged Property or any other property of Grantor that is adjacent to the Mortgaged Property. The representations and warranties in this Section 18 shall be continuing representations and warranties that shall be deemed to be made by Grantor throughout the term of the loan evidenced by the Note, until the Indebtedness has been paid in full.

         (f) Grantor shall promptly notify Lender in writing upon the occurrence of any of the following events:

                  (1)  Grantor's   discovery  of  any  Prohibited   Activity  or
         Condition;

                  (2) Grantor's receipt of or knowledge of any complaint, order, notice of violation or other communication from any Governmental Authority or other person with regard to present or future alleged Prohibited Activities or Conditions or any other environmental, health or safety matters affecting the Mortgaged Property or any other property of Grantor that is adjacent to the Mortgaged Property; and

                  (3) any representation or warranty in this Section 18 becomes untrue after the date of this Agreement. Any such notice given by Grantor shall not relieve Grantor of, or result in a waiver of, any obligation under this Instrument, the Brookdale Calif - RC Guaranty, or any other Loan Document.

         (g) Grantor shall pay promptly the costs of any environmental inspections, tests or audits ("Environmental Inspections") required by Lender in connection with any foreclosure or deed in lieu of foreclosure, or as a condition of Lender's consent to any Transfer under Section 21, or required by Lender following a reasonable determination by Lender that Prohibited Activities or Conditions may exist. Any such costs incurred by Lender (including the fees and out-of-pocket costs of attorneys and technical consultants whether incurred in connection with any judicial or administrative process or otherwise) which Grantor fails to pay promptly shall become an additional part of the
Indebtedness as provided in Section 12. The results of all Environmental Inspections made by Lender shall at all times remain the property of Lender and Lender shall have no obligation to disclose or otherwise make available to Grantor or any other party such results or any other information obtained by Lender in connection with its Environmental Inspections. Lender hereby reserves the right, and Grantor hereby expressly authorizes Lender, to make available to any party, including any prospective bidder at a foreclosure sale of the Mortgaged Property, the results of any Environmental Inspections made by Lender with respect to the Mortgaged Property. Grantor consents to Lender notifying any party (either as part of a notice of sale or otherwise) of the results of any of Lender's Environmental Inspections. Grantor acknowledges that Lender cannot control or otherwise assure the truthfulness or accuracy of the results of any of its Environmental Inspections and that the release of such results to prospective bidders at a foreclosure sale of the Mortgaged Property may have a material and adverse effect upon the amount which a party may bid at such sale. Grantor agrees that Lender shall have no liability whatsoever as a result of delivering the results of any of its Environmental Inspections to any third party, and Grantor hereby releases and forever discharges Lender from any and all claims, damages, or causes of action, arising out of, connected with or incidental to the results of, the delivery of any of Lender's Environmental Inspections.

         (h) If any investigation, site monitoring, containment, clean-up, restoration or other remedial work ("Remedial Work") is necessary to comply with any Hazardous Materials Law or order of any Governmental Authority that has or acquires jurisdiction over the Mortgaged Property or the use, operation or improvement of the Mortgaged Property under any Hazardous Materials Law, Grantor shall, by the earlier of (1) the applicable deadline required by Hazardous Materials Law or (2) 30 days after notice from Lender demanding such action, begin performing the Remedial Work, and thereafter diligently prosecute it to completion, and shall in any event complete the work by the time required by applicable Hazardous Materials Law. If Grantor fails to begin on a timely basis or diligently prosecute any required Remedial Work, Lender may, at its option, cause the Remedial Work to be completed, in which case Grantor shall reimburse Lender on demand for the cost of doing so. Any reimbursement due from Grantor to Lender shall become part of the Indebtedness as provided in Section 12.

         (i) Grantor shall cooperate with any inquiry by any Governmental Authority and shall comply with any governmental or judicial order which arises from any alleged Prohibited Activity or Condition.

         (j) Grantor shall indemnify, hold harmless and defend (i) Lender, (ii) any prior owner or holder of the Note, (iii) the Loan Servicer, (iv) any prior Loan Servicer, (v) the officers, directors, shareholders, partners, employees and trustees of any of the foregoing, and (vi) the heirs, legal representatives, successors and assigns of each of the foregoing (collectively, the "Indemnitees") from and against all proceedings, claims, damages, penalties and costs (whether initiated or sought by Governmental Authorities or private parties), including fees and out of pocket expenses of attorneys and expert witnesses, investigatory fees, and remediation costs, whether incurred in connection with any judicial or administrative process or otherwise, arising directly or indirectly from any of the following:

                  (1) any breach of any representation or warranty of Grantor in this Section 18;

                  (2) any failure by Grantor to perform any of its obligations under this Section 18;

                  (3) the existence or alleged existence of any Prohibited Activity or Condition;

                  (4) the presence or alleged presence of Hazardous Materials on or under the Mortgaged Property or any property of Grantor that is adjacent to the Mortgaged Property; and

                  (5) the actual or alleged violation of any Hazardous Materials Law.

         (k) Counsel selected by Grantor to defend Indemnitees shall be subject to the approval of those Indemnitees. However, any Indemnitee may elect to defend any claim or legal or administrative proceeding at the Grantor's expense.

         (l) Grantor shall not, without the prior written consent of those Indemnitees who are named as parties to a claim or legal or administrative proceeding (a "Claim"), settle or compromise the Claim if the settlement (1) results in the entry of any judgment that does not include as an unconditional term the delivery by the claimant or plaintiff to Lender of a written release of those Indemnitees, satisfactory in form and substance to Lender; or (2) may materially and adversely affect Lender, as determined by Lender in its discretion.

         (m) Grantor's obligation to indemnify the Indemnitees shall not be limited or impaired by any of the following, or by any failure of Grantor or any guarantor to receive notice of or consideration for any of the following:

                  (1) any amendment or modification of any Loan Document;

                  (2) any extensions of time for performance required by any Loan Document;

                  (3) any provision in any of the Loan Documents limiting Lender's recourse to property securing the Indebtedness, or limiting the personal liability of Grantor or any other party for payment of all or any part of the Indebtedness;

                  (4) the accuracy or inaccuracy of any representations and warranties made by Grantor under this Instrument or any other Loan Document;

                  (5) the release of Grantor or any other person, by Lender or by operation of law, from performance of any obligation under any Loan Document;

                  (6) the release or substitution in whole or in part of any security for the Indebtedness; and

                  (7) Lender's failure to properly perfect any lien or security interest given as security for the Indebtedness.

         (n) Grantor shall, at its own cost and expense, do all of the following:

                  (1) pay or satisfy any judgment or decree that may be entered against any Indemnitee or Indemnitees in any legal or administrative proceeding incident to any matters against which Indemnitees are entitled to be indemnified under this Section 18;

                  (2) reimburse Indemnitees for any expenses paid or incurred in connection with any matters against which Indemnitees are entitled to be indemnified under this Section 18; and

                  (3) reimburse Indemnitees for any and all expenses, including fees and out of pocket expenses of attorneys and expert witnesses, paid or incurred in connection with the enforcement by Indemnitees of their rights under this Section 18, or in monitoring and participating in any legal or administrative proceeding.

         (o) In any circumstances in which the indemnity under this Section 18 applies, Lender may employ its own legal counsel and consultants to prosecute, defend or negotiate any claim or legal or administrative proceeding and Lender, with the prior written consent of Grantor (which shall not be unreasonably withheld, delayed or conditioned) may settle or compromise any action or legal or administrative proceeding. Grantor shall reimburse Lender upon demand for all costs and expenses incurred by Lender, including all costs of settlements entered into in good faith, and the fees and out of pocket expenses of such attorneys and consultants.

         (p) The provisions of this Section 18 shall be in addition to any and all other obligations and liabilities that Grantor may have under applicable law or under other Loan Documents, and each Indemnitee shall be entitled to indemnification under this Section 18 without regard to whether Lender or that Indemnitee has exercised any rights against the Mortgaged Property or any other security, pursued any rights against any guarantor, or pursued any other rights available under the Loan Documents or applicable law. If Grantor consists of more than one person or entity, the obligation of those persons or entities to indemnify the Indemnitees under this Section 18 shall be joint and several. The obligation of Grantor to indemnify the Indemnitees under this Section 18 shall survive any repayment or discharge of the

Indebtedness, any foreclosure proceeding, any foreclosure sale, any delivery of any deed in lieu of foreclosure, and any release of record of the lien of this Instrument.

         19.  PROPERTY  AND  LIABILITY  INSURANCE.
         (a) Grantor shall keep the Improvements insured at all times against such hazards as Lender may from time to time require, which insurance shall include but not be limited to coverage against loss by fire and allied perils, general boiler and machinery coverage, and business income coverage. Lender's insurance requirements may change from time to time throughout the term of the Indebtedness. If Lender so requires, such insurance shall also include sinkhole insurance, mine subsidence insurance, earthquake insurance, and, if the Mortgaged Property does not conform to applicable zoning or land use laws, building ordinance or law coverage. If any of the Improvements is located in an area identified by the Federal Emergency Management Agency (or any successor to that agency) as an area having special flood hazards, and if flood insurance is available in that area, Grantor shall insure such Improvements against loss by flood.

         (b) All premiums on insurance policies required under Section 19(a) shall be paid in the manner provided in Section 7, unless Lender has designated in writing another method of payment. All such policies shall also be in a form approved by Lender. All policies of property damage insurance shall include a non-contributing, non-reporting mortgage clause in favor of, and in a form approved by, Lender. Lender shall have the right to hold the original policies or duplicate original policies of all insurance required by Section 19(a). Grantor shall promptly deliver to Lender a copy of all renewal and other notices received by Grantor with respect to the policies and all receipts for paid premiums. At least 30 days prior to the expiration date of a policy, Grantor shall deliver to Lender the original (or a duplicate original) of a renewal policy in form satisfactory to Lender.

         (c) Grantor shall maintain at all times commercial general liability insurance, workers' compensation insurance and such other liability, errors and omissions and fidelity insurance coverages as Lender may from time to time require.

         (d) All insurance policies and renewals of insurance policies required by this Section 19 shall be in such amounts and for such periods as Lender may from time to time require, and shall be issued by insurance companies satisfactory to Lender.

         (e) Grantor shall comply with all insurance requirements and shall not permit any condition to exist on the Mortgaged Property that would invalidate any part of any insurance coverage that this Instrument requires Grantor to maintain.

         (f) In the event of loss, Grantor shall give immediate written notice to the insurance carrier and to Lender. Grantor hereby authorizes and appoints Lender as attorney-in-fact for Grantor to make proof of loss, to adjust and compromise any claims under policies of property damage insurance, to appear in and prosecute any action arising from such property damage insurance policies, to collect and receive the proceeds of property damage insurance, and to deduct from such proceeds Lender's expenses incurred in the collection of such proceeds. This power of attorney is coupled with an interest and therefore is irrevocable. However, nothing contained in this Section 19 shall require Lender to incur any expense or take any action. Lender may, at Lender's option, (1) hold the balance of such proceeds to be used to reimburse Grantor for the cost of restoring and repairing the Mortgaged Property to the equivalent of its original condition or to a condition approved by Lender (the "Restoration"), or
(2) apply the  balance of
such proceeds to the payment of the Indebtedness, whether or not then due. To the extent Lender determines to apply insurance proceeds to Restoration, Lender shall do so in accordance with Lender's then-current policies relating to the restoration of casualty damage on similar multifamily properties.

         (g) Lender shall not exercise its option to apply insurance proceeds to the payment of the Indebtedness if all of the following conditions are met: (1) no Event of Default (or any event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default) has occurred and is continuing; (2) Lender determines, in its discretion, that there will be sufficient funds to complete the Restoration; (3) Lender determines, in its discretion, that the rental income from the Mortgaged Property after completion of the Restoration will be sufficient to meet all operating costs and other expenses, Imposition Deposits, deposits to reserves and loan repayment obligations relating to the Mortgaged Property; and (4) Lender determines, in its discretion, that the Restoration will be completed before the earlier of (A) one year before the maturity date of the Note or (B) one year after the date of the loss or casualty.

         (h) If the Mortgaged Property is sold at a foreclosure sale or Lender acquires title to the Mortgaged Property, Lender shall automatically succeed to all rights of Grantor in and to any insurance policies and unearned insurance premiums and in and to the proceeds resulting from any damage to the Mortgaged Property prior to such sale or acquisition.

         20.  CONDEMNATION.
         (a) Grantor shall promptly notify Lender of any action or proceeding relating to any condemnation or other taking, or conveyance in lieu thereof, of all or any part of the Mortgaged Property, whether direct or indirect (a "Condemnation"). Grantor shall appear in and prosecute or defend any action or proceeding relating to any Condemnation unless otherwise directed by Lender in writing. Grantor authorizes and appoints Lender as attorney-in-fact for Grantor to commence, appear in and prosecute, in Lender's or Grantor's name, any action or proceeding relating to any Condemnation and to settle or compromise any claim in connection with any Condemnation. This power of attorney is coupled with an interest and therefore is irrevocable. However, nothing contained in this
Section 20 shall require Lender to incur any expense or take any action. Grantor hereby transfers and assigns to Lender all right, title and interest of Grantor in and to any award or payment with respect to (i) any Condemnation, or any conveyance in lieu of Condemnation, and (ii) any damage to the Mortgaged Property caused by governmental action that does not result in a Condemnation.

         (b) Lender may apply such awards or proceeds, after the deduction of Lender's expenses incurred in the collection of such amounts, at Lender's option, to the restoration or repair of the Mortgaged Property or to the payment of the Indebtedness, with the balance, if any, to Grantor. Unless Lender otherwise agrees in writing, any application of any awards or proceeds to the Indebtedness shall not extend or postpone the due date of any monthly installments referred to in the Note, Section 7 of this Instrument or any Collateral Agreement, or change the amount of such installments. Grantor agrees to execute such further evidence of assignment of any awards or proceeds as Lender may require.

         21. TRANSFERS OF THE MORTGAGED PROPERTY OR INTERESTS IN GRANTOR. [RIGHT TO UNLIMITED TRANSFERS -- WITH LENDER APPROVAL]
         (a) The occurrence of any of the following events shall constitute an Event of Default under this Instrument:

(1) a Transfer of all or any part of the Mortgaged Property or any interest in the Mortgaged Property;

(2) if Grantor is a limited partnership, a Transfer of (A) any general partnership interest, or (B) limited partnership interests in Grantor that would cause the Initial Owners of Grantor to own less than 51% of all limited partnership interests in Grantor;

(3) if Grantor is a general partnership or a joint venture, a Transfer of any general partnership or joint venture interest in Grantor;

(4) if Grantor is a limited liability company, a Transfer of (A) any membership interest in Grantor which would cause the Initial Owners to own less than 51% of all the membership interests in Grantor, or (B) any membership or other interest of a manager in Grantor;

(5) if Grantor is a corporation, (A) the Transfer of any voting stock in Grantor which would cause the Initial Owners to own less than 51% of any class of voting stock in Grantor or (B) if the outstanding voting stock in Grantor is held by 100 or more shareholders, one or more transfers by a single transferor within a 12-month period affecting an aggregate of 5% or more of that stock; and

(6) if Grantor is a trust, (A) a Transfer of any beneficial interest in Grantor which would cause the Initial Owners to own less than 51% of all the beneficial interests in Grantor, or (B) the termination or revocation of the trust, or (C) the removal, appointment or substitution of a trustee of Grantor.

Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default in order to exercise any of its remedies with respect to an Event of Default under this Section 21.

         (b) The occurrence of any of the following events shall not constitute an Event of Default under this Instrument, notwithstanding any provision of
Section 21(a) to the contrary:

(1) a Transfer to which Lender has consented;

(2) a Transfer that occurs by devise, descent, or by operation of law upon the death of a natural person;

(3) the grant of a leasehold interest in an individual dwelling unit for a term of two years or less not containing an option to purchase;

(4) a Transfer of obsolete or worn out Personalty or Fixtures that are contemporaneously replaced by items of equal or better function and quality, which are free of liens, encumbrances and security interests other than those created by the Loan Documents or consented to by Lender;

(5) the grant of an easement, if before the grant Lender determines that the easement will not materially affect the operation or value of the Mortgaged Property or Lender's interest in the Mortgaged Property, and Grantor pays to Lender, upon demand, all costs and expenses incurred by Lender in connection with reviewing Grantor's request; and

(6) the creation of a mechanic's, materialman's, or judgment lien against the Mortgaged Property which is released of record or otherwise remedied to Lender's satisfaction within 30 days of the date of creation.

         (c) Lender shall consent, without any adjustment to the rate at which the Indebtedness secured by this Instrument bears interest or to any other economic terms of the Indebtedness, to a Transfer that would otherwise violate this Section 21 if, prior to the Transfer, Grantor has satisfied each of the following requirements:

(1) the submission to Lender of all information required by Lender to make the determination required by this Section 21(c);

(2) the absence of any Event of Default;

(3) the transferee meets all of the eligibility, credit, management and other standards (including but not limited to any standards with respect to previous relationships between Lender and the transferee and the organization of the transferee) customarily applied by Lender at the time of the proposed Transfer to the approval of Borrowers in connection with the origination or purchase of similar mortgages on multifamily properties;

(4) the Mortgaged Property, at the time of the proposed Transfer, meets all standards as to its physical condition that are customarily applied by Lender at the time of the proposed Transfer to the approval of properties in connection with the origination or purchase of similar mortgages on multifamily properties;

(5) in the case of a Transfer of all or any part of the Mortgaged Property, (A) the execution by the transferee of an assumption agreement that is acceptable to Lender and that, among other things, requires the transferee to perform all obligations of Grantor set forth in the Note, this Instrument and any other Loan Documents, and may require that the transferee comply with any provisions of this Instrument or any other Loan Document which previously may have been waived by Lender, and (B) if a guaranty has been executed and delivered in connection with the Note, this Instrument or any of the other Loan Documents, the transferee causes one or more individuals or entities acceptable to Lender to execute and deliver to Lender a guaranty in a form acceptable to Lender;

(6) in the case of a Transfer of any interest in a Controlling Entity, if a guaranty has been executed and delivered in connection with the Guaranty, this Instrument or any of the other Loan Documents, the Grantor causes one or more individuals or entities acceptable to Lender to execute and deliver to Lender a guaranty in a form acceptable to Lender; and

(7) Lender's  receipt of all of the following:

(A) a review fee in the amount of $2000;

(B) a transfer fee in an amount equal to 1.0% of the unpaid principal balance of the Indebtedness immediately before the applicable Transfer; and

(C) the amount of Lender's out-of-pocket costs (including reasonable attorneys' fees) incurred in reviewing the Transfer request.

         22. EVENTS OF DEFAULT. The occurrence of any one or more of the following shall constitute an Event of Default under this Instrument:

         (a) any failure by Grantor to pay or deposit when due any amount required by the Brookdale Calif - RC Guaranty, this Instrument or any other Loan Document;

         (b) any failure by Grantor to maintain the insurance coverage required by Section 19;

         (c) any failure by Grantor to comply with the provisions of Section 33;

         (d) fraud or material intentional misrepresentation or material omission by Grantor, any of its officers, directors, trustees, general partners or managers or any guarantor in connection with (A) the application for or creation of the Indebtedness, (B) any financial statement, rent roll, or other report or information provided to Lender during the term of the Indebtedness, or
(C) any request for Lender's consent to any proposed action, including a request for disbursement of funds under any Collateral Agreement;

         (e) any Event of Default under Section 21;

         (f) the commencement of a forfeiture action or proceeding, whether civil or criminal, which, in Lender's reasonable judgment, could result in a forfeiture of the Mortgaged Property or otherwise materially impair the lien created by this Instrument or Lender's interest in the Mortgaged Property;

         (g) any failure by Grantor to perform any of its obligations under this Instrument (other than those specified in Sections 22(a) through (f) ,as and when required, which continues for a period of 30 days after notice of such failure by Lender to Grantor. However, no such notice or grace period shall apply in the case of any such failure which could, in Lender's judgment, absent immediate exercise by Lender of a right or remedy under this Instrument, result in harm to Lender, impairment of the Note or this Instrument or any other security given under any other Loan Document;

         (h) any failure by Grantor to perform any of its obligations as and when required under any Loan Document other than this Instrument which continues beyond the applicable cure period, if any, specified in that Loan Document;

         (i) any exercise by the holder of any debt instrument secured by a mortgage, deed of trust or deed to secure debt on the Mortgaged Property of a right to declare all amounts due under that debt instrument immediately due and payable; Grantor voluntarily files for bankruptcy protection under the United States Bankruptcy Code or voluntarily becomes subject to any reorganization, receivership, insolvency proceeding or other similar proceeding pursuant to any other federal or state law affecting debtor and creditor rights, or an involuntary case is commenced against Grantor by any creditor (other than Lender) of Grantor pursuant to the United States Bankruptcy Code or other federal or state law affecting debtor and creditor rights and is not dismissed or discharged within 60 days after filing; any Event of Default shall occur under the Borrower Mortgage or under any document or instrument executed and delivered in connection therewith.

         23. REMEDIES CUMULATIVE. Each right and remedy provided in this Instrument is distinct from all other rights or remedies under this Instrument or any other Loan Document or afforded by applicable law, and each shall be cumulative and may be exercised concurrently, independently, or successively, in any order.

         24. FORBEARANCE. (a) Lender may (but shall not be obligated to) agree with Grantor, from time to time, and without giving notice to, or obtaining the consent of, or having any effect upon the obligations of, any guarantor or other third party obligor, to take any of the following actions: extend the time for payment of all or any part of the Indebtedness; reduce the payments due under this Instrument, the Note, or any other Loan Document; release anyone liable for the payment of any amounts under this Instrument, the Brookdale Calif-RC Guaranty, or any other Loan Document; accept a renewal of the Note; modify the terms and time of payment of the Indebtedness; join in any extension or subordination agreement; release any Mortgaged Property; take or release other or additional security; modify the rate of interest or period of amortization of the Note or change the amount of the monthly installments payable under the Note; and otherwise modify this Instrument, the Brookdale Calif-RC Guaranty, the Note, or any other Loan Document.

         (b) Any forbearance by Lender in exercising any right or remedy under the Note, this Instrument, the Brookdale Calif-RC Guaranty or any other Loan Document or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any right or remedy. The acceptance by Lender of payment of all or any part of the Indebtedness after the due date of such payment, or in an amount which is less than the required payment, shall not be a waiver of Lender's right to require prompt payment when due of all other payments on account of the Indebtedness or to exercise any remedies for any failure to make prompt payment. Enforcement by Lender of any security for the Indebtedness shall not constitute an election by Lender of remedies so as to preclude the exercise of any other right available to Lender. Lender's receipt of any awards or proceeds under Sections 19 and 20 shall not operate to cure or waive any Event of Default.

         25. LOAN CHARGES. If any applicable law limiting the amount of interest or other charges permitted to be collected from Grantor is interpreted so that any charge provided for in any Loan Document, whether considered separately or together with other charges levied in connection with any other Loan Document, violates that law, and Grantor is entitled to the benefit of that law, that charge is hereby reduced to the extent necessary to eliminate that violation. The amounts, if any, previously paid to Lender in excess of the permitted amounts shall be applied by Lender to reduce the principal of the Indebtedness. For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Grantor has been violated, all Indebtedness which constitutes interest, as well as all other charges levied in connection with the Indebtedness which constitute interest, shall be deemed to be allocated and spread over the stated term of the Note. Unless otherwise required by applicable law, such allocation and spreading shall be effected in such a manner that the rate of interest so computed is uniform throughout the stated term of the Note.

         26. WAIVER OF STATUTE OF LIMITATIONS. Grantor hereby waives the right to assert any statute of limitations as a bar to the enforcement of the lien of this Instrument or to any action brought to enforce any Loan Document.

         27. WAIVER OF MARSHALLING. Notwithstanding the existence of any other security interests in the Mortgaged Property held by Lender or by any other party, Lender shall have the right to determine the order in which any or all of the Mortgaged Property shall be subjected to the remedies provided in this Instrument, the Note, the Brookdale Calif - RC Guaranty, any other Loan Document or applicable law. Lender shall have the right to determine the order in which any or all portions of the Indebtedness are satisfied from the proceeds realized upon the exercise of such remedies. Grantor and any party who now or in the future acquires a security interest in the Mortgaged Property and who has actual or constructive notice of this Instrument waives any and all right to require the marshalling of assets or to require that any of the Mortgaged Property be sold in the inverse order of alienation or that any of the Mortgaged Property be sold in parcels or as an entirety in connection with the exercise of any of the remedies permitted by applicable law or provided in this Instrument.

         28. FURTHER ASSURANCES. Grantor shall execute, acknowledge, and deliver, at its sole cost and expense, all further acts, deeds, conveyances, assignments, estoppel certificates, financing statements, transfers and assurances as Lender may require from time to time in order to better assure, grant, and convey to Lender the rights intended to be granted, now or in the future, to Lender under this Instrument and the Loan Documents.

         29. ESTOPPEL CERTIFICATE. Within 10 days after a request from Lender, Grantor shall deliver to Lender a written statement, signed and acknowledged by Grantor, certifying to Lender or any person designated by Lender, as of the date of such statement, (i) that the Loan Documents are unmodified and in full force and effect (or, if there have been modifications, that the Loan Documents are in full force and effect as modified and setting forth such modifications); (ii) the unpaid principal balance of the Note; (iii) the date to which interest under the Note has been paid; (iv) that Grantor is not in default in paying the Indebtedness or in performing or observing any of the covenants or agreements contained in this Instrument or any of the other Loan Documents (or, if the Grantor is in default, describing such default in reasonable detail); (v) whether or not there are then existing any setoffs or defenses known to Grantor against the enforcement of any right or remedy of Lender under the Loan Documents; and (vi) any additional facts requested by Lender.

         30.  GOVERNING  LAW;  CONSENT  TO  JURISDICTION  AND  VENUE.
         (a) This Instrument, and any Loan Document which does not itself expressly identify the law that is to apply to it, shall be governed by the laws of the jurisdiction in which the Land is located (the "Property Jurisdiction").

         (b) Grantor agrees that any controversy arising under or in relation to the Note, the Brookdale Calif - RC Guaranty, this Instrument, or any other Loan Document shall be litigated exclusively in the Property Jurisdiction. The state and federal courts and authorities with jurisdiction in the Property Jurisdiction shall have exclusive jurisdiction over all controversies which shall arise under or in relation to the Note, the Brookdale Calif - RC Guaranty, any security for the Indebtedness, or any other Loan Document. Grantor irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise.

         31.  NOTICE.
         (a) All notices, demands and other communications ("notice") under or concerning this Instrument shall be in writing. Each notice shall be addressed to the intended recipient at its address set forth in this Instrument, and shall be deemed given on the earliest to occur of (1) the date when the notice is received by the addressee; (2) the first Business Day after the notice is delivered to a recognized overnight courier service, with arrangements made for payment of charges for next Business Day delivery; or (3) the third Business Day after the notice is deposited in the United States mail with postage prepaid, certified mail, return receipt requested. As used in this Section 31, the term "Business Day" means any day other than a Saturday, a Sunday or any other day on which Lender is not open for business.

         (b) Any party to this Instrument may change the address to which notices intended for it are to be directed by means of notice given to the other party in accordance with this Section 31. Each party agrees that it will not refuse or reject delivery of any notice given in accordance with this Section 31, that it will acknowledge, in writing, the receipt of any notice upon request by the other party and that any notice rejected or refused by it shall be deemed for purposes of this Section 31 to have been received by the rejecting party on the date so refused or rejected, as conclusively established by the records of the U.S. Postal Service or the courier service.

         (c) Any notice under the Note, the Brookdale Calif - RC Guaranty and any other Loan Document which does not specify how notices are to be given shall be given in accordance with this Section 31.

         32. SALE OF NOTE; CHANGE IN SERVICER.  The Note and the Brookdale Calif
- RC Guaranty or a partial interest in the Note and the Brookdale Calif - RC Guaranty (together with this Instrument and the other Loan Documents) may be sold one or more times without prior notice to Grantor. A sale may result in a change of the Loan Servicer. There also may be one or more changes of the Loan Servicer unrelated to a sale of the Note and the Brookdale Calif - RC Guaranty. If there is a change of the Loan Servicer, Grantor will be given notice of the change.

         33. SINGLE ASSET GRANTOR. Until the Indebtedness is paid in full, Grantor (a) shall not acquire any real or personal property other than the Mortgaged Property, personal property related to the operation and maintenance of the Mortgaged Property and Certificate A and Certificate B acquired pursuant to the terms of the Operator Lease; (b) shall not operate any business other than the management and operation of the Mortgaged Property; and (c) shall not maintain its assets in a way difficult to segregate and identify. Provided, however, the acquisition by the Grantor of the Borrower's interest in the Property shall not be a violation of this Section so long as Grantor has assumed the obligations of Borrower under the Note and Borrower Mortgage.

         34. SUCCESSORS AND ASSIGNS BOUND. This Instrument shall bind, and the rights granted by this Instrument shall inure to, the respective successors and assigns of Lender and Grantor. However, a Transfer not permitted by Section 21 shall be an Event of Default.

         35. JOINT AND SEVERAL LIABILITY. If more than one person or entity signs this Instrument as Grantor, the obligations of such persons and entities shall be joint and several.

         36.  RELATIONSHIP  OF  PARTIES;  NO THIRD  PARTY  BENEFICIARY.
         (a) The relationship between Lender and Grantor shall be solely that of creditor and debtor, respectively, and nothing contained in this Instrument shall create any other relationship between Lender and Grantor.

         (b) No creditor of any party to this Instrument and no other person shall be a third party beneficiary of this Instrument or any other Loan Document. Without limiting the generality of the preceding sentence, (1) any arrangement (a "Servicing Arrangement") between the Lender and any Loan Servicer for loss sharing or interim advancement of funds shall constitute a contractual obligation of such Loan Servicer that is independent of the obligation of Grantor for the payment of the Indebtedness, (2) Grantor shall not be a third party beneficiary of any Servicing Arrangement, and (3) no payment by the Loan Servicer under any Servicing Arrangement will reduce the amount of the Indebtedness.

         37. SEVERABILITY; AMENDMENTS. The invalidity or unenforceability of any provision of this Instrument shall not affect the validity or enforceability of any other provision, and all other provisions shall remain in full force and effect. This Instrument contains the entire agreement among the parties as to the rights granted and the obligations assumed in this Instrument. This Instrument may not be amended or modified except by a writing signed by the party against whom enforcement is sought.

         38. CONSTRUCTION. The captions and headings of the sections of this Instrument are for convenience only and shall be disregarded in construing this Instrument. Any reference in this Instrument to an "Exhibit" or a "Section" shall, unless otherwise explicitly provided, be construed as referring, respectively, to an Exhibit attached to this Instrument or to a Section of this Instrument. All Exhibits attached to or referred to in this Instrument are incorporated by reference into this Instrument. Any reference in this Instrument to a statute or regulation shall be construed as referring to that statute or regulation as amended from time to time. Use of the singular in this Agreement includes the plural and use of the plural includes the singular. As used in this Instrument, the term "including" means "including, but not limited to."

         39. LOAN SERVICING. All actions regarding the servicing of the loan evidenced by the Note, including the collection of payments, the giving and receipt of notice, inspections of the Property, inspections of books and records, and the granting of consents and approvals, may be taken by the Loan Servicer unless Grantor receives notice to the contrary. If Grantor receives conflicting notices regarding the identity of the Loan Servicer or any other subject, any such notice from Lender shall govern.

         40. DISCLOSURE OF INFORMATION. Lender may furnish information regarding Grantor or the Mortgaged Property to third parties with an existing or prospective interest in the servicing, enforcement, evaluation, performance, purchase or securitization of the Indebtedness, including but not limited to trustees, master servicers, special servicers, rating agencies, and organizations maintaining databases on the underwriting and performance of multifamily mortgage loans. Grantor irrevocably waives any and all rights it may have under applicable law to prohibit such disclosure, including but not limited to any right of privacy.

         41. NO CHANGE IN FACTS OR CIRCUMSTANCES. All information in the application for the loan submitted to Lender (the "Loan Application") and in all financial statements, rent rolls, reports, certificates and other documents submitted in connection with the Loan Application are complete and accurate in all material respects. There has been no material adverse change in any fact or circumstance that would make any such information incomplete or inaccurate.

         42. SUBROGATION. If, and to the extent that, the proceeds of the loan evidenced by the Note are used to pay, satisfy or discharge any obligation of Grantor for the payment of money that is secured by a pre-existing mortgage, deed of trust or other lien encumbering the Mortgaged Property (a "Prior Lien"), such loan proceeds shall be deemed to have been advanced by Lender at Grantor's request, and Lender shall automatically, and without further action on its part, be subrogated to the rights, including lien priority, of the owner or holder of the obligation secured by the Prior Lien, whether or not the Prior Lien is released.

         43. ACCELERATION; REMEDIES. If an Event of Default has occurred and is continuing, Lender, at Lender's option, may declare the Indebtedness to be immediately due and payable without further demand, and may invoke the power of sale and any other remedies permitted by California law or provided in this Instrument or in any other Loan Document. Grantor acknowledges that the power of sale granted in this Instrument may be exercised by Lender without prior judicial hearing. Lender shall be entitled to collect all costs and expenses incurred in pursuing such remedies, including attorneys' fees, costs of documentary evidence, abstracts and title reports.

         If the power of sale is invoked, Lender shall execute a written notice of the occurrence of an Event of Default and of Lender's election to cause the Mortgaged Property to be sold and shall cause the notice to be recorded in each county in which the Mortgaged Property or some part of the Mortgaged Property is located. Trustee shall give notice of default and notice of sale and shall sell the Mortgaged Property according to California law. Trustee may sell the Mortgaged Property at the time and place and under the terms designated in the notice of sale in one or more parcels and in such order as Trustee may determine. Trustee may postpone the sale of all or any part of the Mortgaged Property by public announcement at the time and place of any previously scheduled sale. Lender or Lender's designee may purchase the Mortgaged Property at any sale.

         Trustee shall deliver to the purchaser at the sale, within a reasonable time after the sale, a deed conveying the Mortgaged Property so sold without any express or implied covenant or warranty. The recitals in Trustee's deed shall be prima facie evidence of the truth of the statements made in those recitals. Trustee shall apply the proceeds of the sale in the following order: (a) to all costs and expenses of the sale, including Trustee's fees not to exceed 5% of the gross sales price, attorneys' fees and costs of title evidence; (b) to the Indebtedness in such order as Lender, in Lender's discretion, directs; and (c) the excess, if any, to the person or persons legally entitled to the excess.

         44. RECONVEYANCE. Upon payment of the Indebtedness, Lender shall request Trustee to reconvey the Mortgaged Property and shall surrender this Instrument and the Note and the Brookdale Calif - RC Guaranty to Trustee. Trustee shall reconvey the Mortgaged Property without warranty to the person or persons legally entitled to the Mortgaged Property. Such person or persons shall pay Trustee's reasonable costs incurred in so reconveying the Mortgaged Property.

         45. SUBSTITUTE TRUSTEE. Lender, at Lender's option, may from time to time, by a written instrument, appoint a successor trustee, which instrument, when executed and acknowledged by Lender and recorded in the office of the Recorder of the county or counties where the Mortgaged Property is situated, shall be conclusive proof of proper substitution of the successor trustee. The successor trustee shall, without conveyance of the Mortgaged Property, succeed to all the title, power and duties conferred upon the Trustee in this Instrument and by California law. The instrument of substitution shall contain the name of the original Lender, Trustee and Grantor under this Instrument, the book and page where this Instrument is recorded, and the name and address of the successor trustee. If notice of default has been recorded, this power of substitution cannot be exercised until after the costs, fees and expenses of the then acting Trustee have been paid to such Trustee, who shall endorse receipt of those costs, fees and expenses upon the instrument of substitution. The procedure provided for substitution of trustee in this Instrument shall govern to the exclusion of all other provisions for substitution, statutory or otherwise.

         46. STATEMENT OF OBLIGATION. Lender may collect a fee not to exceed the maximum allowed by applicable law for furnishing the statement of obligation as provided in Section 2943 of the Civil Code of California.

         47. SPOUSE'S SEPARATE PROPERTY. Each Grantor who is a married person expressly agrees that recourse may be had against his or her separate property.

         48. FIXTURE FILING. This Instrument is also a fixture filing under the Uniform Commercial Code of California.

         49. ADDITIONAL PROVISION REGARDING APPLICATION OF PAYMENTS. In addition to the provisions of Section 9, Grantor further agrees that, if Lender accepts a guaranty of only a portion of the Indebtedness, Grantor waives its right under California Civil Code Section 2822(a), to designate the portion of the Indebtedness which shall be satisfied by a guarantor's partial payment.

         50. WAIVER OF MARSHALLING; OTHER WAIVERS. To the extent permitted by law, Grantor waives (i) the benefit of all present or future laws providing for any appraisement before sale of any portion of the Mortgaged Property, (ii) all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of the Indebtedness and marshalling in the event of foreclosure of the lien created by this Instrument, (iii) all rights and remedies which Grantor may have or be able to assert by reason of the laws of the State of California pertaining to the rights and remedies of sureties, (iv) the right to assert any statute of limitations as a bar to the enforcement of the lien of this Instrument or to any action brought to enforce the Note, the Brookdale Calif - RC Guaranty or any other obligation secured by this Instrument, and (v) any rights, legal or equitable, to require marshalling of assets or to require upon foreclosure sales in a particular order, including any rights under California Civil Code Sections 2899 and 3433. Lender shall have the right to determine the order in which any or all of the Mortgaged Property shall be subjected to the remedies provided by this Instrument. Lender shall have the right to determine the order in which any or all portions of the Indebtedness are satisfied from the proceeds realized upon the exercise of the remedies provided by this Instrument. By signing this Instrument, Grantor does not waive its rights under Section 2924c of the California Civil Code.

         51. ADDITIONAL PROVISIONS CONCERNING ENVIRONMENTAL HAZARDS. In addition to the provisions of Section 18:

         (a) Except for matters covered by an O&M Program or matters described in Section 18(b), Grantor shall not cause or permit any lien (whether or not such lien has priority over the lien created by this Instrument) upon the Mortgaged Property imposed pursuant to any Hazardous Materials Laws. Any such lien shall be considered a Prohibited Activity or Condition.

         (b)  Grantor   represents  and  warrants  to  Lender  that,  except  as
previously disclosed by Grantor to Lender in writing:

                  (1) at the time of acquiring the Mortgaged Property, Grantor undertook all appropriate inquiry into the previous ownership and uses of the Mortgaged Property consistent with good commercial or customary practice and no evidence or indication came to light which would suggest that the Mortgaged Property has been or is now being used for any Prohibited Activities or Conditions; and

                  (2)  the  Mortgaged   Property  has  not  been  designated  as
         "hazardous  waste  property"  or "border  zone  property"  pursuant  to
         Section 25220,  et seq., of the California  Health and Safety Code.
                  The representations and warranties in this Section 51(b) shall be continuing representations and warranties that shall be deemed to be made by Grantor throughout the term of the loan evidenced by the Note, until the Indebtedness has been paid in full.

         (c) Without limiting any of the remedies provided in this Instrument, Grantor acknowledges and agrees that each of the provisions in Section 18 and in this Section 51 is an environmental provision (as defined in Section 736(f)(2) of the California Code of Civil Procedure) made by Grantor relating to the real property security (the "Environmental Provisions"), and that Grantor's failure to comply with any of the Environmental Provisions will be a breach of contract that will entitle Lender to pursue the remedies provided by Section 736 of the California Code of Civil Procedure ("Section 736") for the recovery of damages and for the enforcement of the Environmental Provisions. Pursuant to Section 736, Lender's action for recovery of damages or enforcement of the Environmental Provisions shall not constitute an action within the meaning of Section 726(a) of the California Code of Civil Procedure or constitute a money judgment for a deficiency or a deficiency judgment within the meaning of Sections 580a, 580b, 580d, or 726(b) of the California Code of Civil Procedure.

         (d) Any  reference in this  Instrument or in any other Loan Document to
Section 18 of this  Instrument  shall be  construed  as  referring  together  to
Section 18 and this Section 51.

         52. WAIVER OF TRIAL BY JURY. GRANTOR AND LENDER EACH (A) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS INSTRUMENT OR THE RELATIONSHIP BETWEEN THE PARTIES AS GRANTOR AND LENDER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.
     ATTACHED EXHIBITS.  The following Exhibits are attached to this Instrument:
                X        Exhibit A           Description of the Land (required).
                X        Exhibit B           Modifications to Instrument
                X        Exhibit C           Description of Operator Lease
                X        Exhibit D           Description of Contracts

         IN WITNESS WHEREOF, Grantor has signed and delivered this Instrument or has caused this Instrument to be signed and delivered by its duly authorized representative.

         EXHIBIT A

         [DESCRIPTION OF THE LAND]

PARCEL 1 OF PARCEL MAP NO. 87-3 BEING RESUBDIVISION COMBINING PORTIONS OF LOTS 4, 5, 10, 11, 12, 13 AND ALL OF LOT 9 IN BLOCK "E" AND A PORTION OF ASH STREET (FORMERLY IVY STREET) AS SAID LOTS AND STREET ARE SHOWN UPON THAT CERTAIN "MAP OF BOYD AND KENTS ADDITION" RECORDED IN BOOK "D" OF MAPS AT PAGE 10 AND COPIED INTO BOOK 3 OF MAPS AT PAGE 66 AND A PORTION OF LOT 1 AND ALL OF LOT 2 AS SHOWN ON THE MAP OF "MURRAY TRACT" RECORDED IN BOOK 15 OF MAPS AT PAGES 19 AND 20 AND THE LAND GRANTED TO THE HILLSIDE GROUP, A CALIFORNIA CORPORATION BY DEEDS RECORDED UNDER SERIES NUMBERS 87029378 AND 87091420 (87091420 WAS CORRECTED PER SERIES NUMBER (87096091) SAN MATEO COUNTY RECORDS, WHICH PARCEL MAP WAS FILED ON JULY 2, 1987, IN BOOK 59 OF PARCEL MAPS PAGES 28 AND 29 RECORDS OF SAN MATEO COUNTY.

                                    EXHIBIT B
                           MODIFICATIONS TO INSTRUMENT


The following modifications are made to the text of the Instrument that proceeds this Exhibit:

1. The period at the end of Section 13 is deleted and there is added at the end thereof the following: "and upon reasonable notice."

2. The period at the end of Section 14(a) is deleted and there is added at the end thereof the following: "during normal business hours and upon reasonable notice."

3. There is inserted in the first line of Section 17 after the word "commit" and before the word "waste" the word "material."

4. There is inserted in line 7 of Section 17 after the word "fixtures" and before the word "with" the words "when necessary".

5. The semicolon at the end of Section 18(a)(1) is deleted and there is added at the end thereof the following: "in violation of any Hazardous Material Laws;".

6. The semicolon at the end of Section 18(a)(2) is deleted and there is added at the end thereof the following: "in violation of Hazardous Material Laws;".

7.       There is deleted from Section 18(a)(3) in line 3 thereof the following:
         "or may be".

8.       There  is added to the  third  line of  Section  18(b)  after  the word
         "comparable"  and  before  the  words   "multifamily   properties"  the
         following: "senior housing or ".

9. There is added in Section 18(f)(3) after the words "untrue" and before the word "after" the following: "in any material respect".

10. There is added at the end of line 5 of Section 18(h) after the words "required by" the word "such".

11.      There is added at the end of Section 18 a new paragraph (q) as follows:
         "Notwithstanding anything herein to the contrary, this Section shall not apply to the introduction and initial release of Hazardous Materials on the Mortgaged Property from and after the date that the Lender acquires title to the Mortgaged Property through foreclosure or deed in lieu of foreclosure (the "Transfer Date"); provided, however, the Grantor shall bear the burden of proof that the introduction and initial release of Hazardous Materials (i) occurred subsequent to the Transfer Date, and (ii) did not occur as a result of any action of the Grantor, and (iii) did not occur as a result of any


                                    PAGE B-1
         continuing migration or release of any Hazardous Materials introduced prior to the Transfer Date in, on, under, or near the Mortgaged Property."

12. Section 19(b) is modified to delete the fourth sentence thereof which reads as follows: "Lender shall have the right to hold the original policies or duplicate original policies of all insurance required by
         Section 19(a).

13. The last sentence of Section 19(b) is modified in its entirety to read as follows: "At least 30 days prior to the expiration date of a policy, Grantor shall deliver or cause to be delivered to Lender a certificate of insurance in form satisfactory to Lender."

14. The first sentence of Section 19(f) is modified in its entirety to read as follows: "In the event of loss of any of the Mortgaged Property, Grantor shall give prompt written notice to the insurance carrier and to Lender."

15. The second sentence of Section 19(f) is modified to delete the period at the end thereof and to add at the end thereof the following: ", provided however, that the Grantor may itself make proof of loss, adjust and compromise any claims under policies of property damage insurance, appear in and prosecute any action arising out of such property damage insurance policies and collect and receive the proceeds of property damage insurance for any losses arising out of a single occurrence aggregating no in excess of $100,000 and in the case of losses arising out of a single occurrence aggregating not in excess of $250,000 may make proof of loss, adjust and compromise any claims under policies of property damage insurance, appear in and prosecute any action arising from such property damage insurance policies but may not collect and receive the proceeds of property damage insurance, the same having been assigned to Lender hereunder."

16. Section 19(h) is amended to delete from the third line thereof the following: "any insurance policies and unearned insurance premiums and in and to".

17. Section 20(a) is amended to delete the period at the end of the third sentence thereof and to add the following: ", provided however, that the Grantor may itself appear in, prosecute any action or proceeding relating to any condemnation and settle or compromise any claim aggregating not in excess of $10,000 and may, itself appear in, prosecute any action or proceeding relating to any condemnation and settle and compromise any claim aggregating not in excess of $50,000 but may not collect and receive the proceeds of property damage insurance, the same having been assigned to Lender hereunder."

18. Section 21(a) (6) is amended to delete the following: ", or (C) the removal, appointment or substitution of a trustee of Borrower".


                                    PAGE B-2

19.      Section 21(b)(3) is amended to read in its entirety to read as follows:
         "The grant of a leasehold interest in an individual dwelling unit for an initial term of two years or less not containing an option to purchase;"

20. Section 21(b)(4) is amended to add in the second line thereof after the word: "replaced" and before the word "buy" the following: "to the extent necessary for operation of the Mortgaged Property."

21. Section 21(b)(5) is amended to add in the second line thereof after the word: "materially" and before the word "affect" the words "and adversely".

22. Section 21(b)(6) is amended to delete the period at the end thereof and to add at the end thereof the following: " provided, however, that Grantor shall not be required to release of record such lien as long as the Grantor shall in good faith contest the same or the validity thereof by appropriate legal proceedings which shall operate to prevent the collection of the lien so contested and the sale of the Mortgaged Property or any part thereof, to satisfy the same, and provided that Grantor shall, prior to the date such lien is due and payable, have given such reasonable security as may be demanded by the Lender to insure such payments plus interest or penalties thereon and prevent any sale or forfeiture of the Mortgaged Property by reason of such non payment and such contest shall have been completed within 90 days. Any such contest shall be prosecuted with due diligence and the Grantor shall promptly after final determination thereof, pay the amount of any such lien so determined, together with all interest and penalties which may be payable in connection therewith. Notwithstanding these provisions Grantor shall (and if Grantor shall fail so to do, Lender may, but shall not be required to) pay any such lien notwithstanding such contest if in the opinion of Lender the Mortgaged Property shall be in jeopardy or in danger of being forfeited or foreclosed."

23. Section 21(c)(3) is amended to add in the last line thereof after the words "mortgages on" and before the word "multifamily" the words "senior housing".

24. Section 21(c)(4) is amended to add in the last line thereof before the words "multifamily properties" the words "senior housing".

25. The first sentence of Section 22 (g) is amended in its entirety to read as follows: "Any failure by Grantor to perform any of its obligations under this Instrument (other than those specified in Sections 22(a) through (f) (as and when required, which continues for a period of thirty (30) days after notice of such failure by Lender to Grantor or, if such failure cannot reasonably be cured within thirty (30) days, such reasonable additional time as is necessary to cure the same not to exceed 120 days provided that the Grantor commence to cure the failure within such thirty (30) day period and diligently and a good faith continues the same to completion."


                                    PAGE B-3

26. The words, "to the extent such statements are true and correct as of the date made" are added after the words "such statement" in Line 3 of
         Section 29.

27. Section 29 is amended to delete the words "(ii) the unpaid principal balance of the Note; (iii) to date which interest under the Note has been paid;" and the "(iv)" is changed to: "(ii)", and the "(v)" is changed to "(iii)" and the "(vi)" is changed to "(iv)".

28.      Section  31(a) is  amended  to add at the end  thereof  the  following:
         "Lender shall provide to Grantor upon delivery to Borrower copies of any and all notices delivered to Borrower under or with respect to the Note, Borrower Mortgage or the documents and instruments securing or made in connection with the Note."

29. The following new sections are added at the end of the Instrument after the last numbered Section, but there are no Sections between the last numbered Section and Section 55:

         "55. REPRESENTATIONS AND WARRANTIES REGARDING OPERATOR LEASE. Grantor warrants and represents to Lender that, as of the date of this
         Instrument: (i) the Operator Lease is in full force and effect in accordance with its terms; (ii) Grantor has not waived, canceled or surrendered any of its rights under the Operator Lease; (iii) Grantor is the sole owner of, and has good and marketable title to, the Leasehold Estate, subject to title exceptions permitted by Lender in the Lender's policy of title insurance, (iv) the Mortgaged Property are free and clear of all liens, encumbrances and other matters affecting title, other than the lien of this Instrument and the easements and restrictions listed in a schedule of exceptions to coverage in the title insurance policy issued to Lender contemporaneously with the execution and recordation of this Instrument and insuring Lender's interest in the Mortgaged Property; (v) there is no existing Default and no event has occurred which, with the passage of time or the giving of notice, or both, would constitute a Operator Lease Default.

         56. NOTICES UNDER OPERATOR LEASE. Grantor shall deliver to Lender, within ten (10) days after Grantor's receipt, a true and correct copy of each notice, demand, complaint or request from Borrower under, or with respect to, the Operator Lease.

         57.  GRANTOR'S  OBLIGATIONS TO COMPLY WITH OPERATOR  LEASE.  Subject to
         Section 15, Grantor shall (i) pay all sums of money due and payable at any time and from time to time under the Operator Lease as and when such sums become due and payable, but in any event before the expiration of any grace period provided in the Operator Lease for the payment of any such sum, and (ii) at all times fully perform, observe and comply with all other terms, covenants and conditions of the Operator Lease to be performed, observed or complied with by Grantor as lessee under the Operator Lease. If the Operator Lease does not provide for a grace period for the payment of a


                                    PAGE B-4
         sum of money, Grantor shall make the payment on or before the date on which the payment becomes due and payable. Grantor shall deliver evidence of the payment to Lender within ten (10) days after receipt of a written request from Lender for evidence of the payment.

         58. COVENANTS TO PROTECT LEASEHOLD ESTATE. Grantor shall not, without the written consent of Lender (which may be given or withheld by Lender in its discretion), (i) surrender the Leasehold Estate to Borrower or terminate or cancel the Operator Lease, except as specifically provided in the Operator Lease (ii) amend, modify or change the Operator Lease, either orally or in writing, or waive any of Grantor's rights under the Operator Lease, or (iii) subordinate the Operator Lease or the Leasehold Estate other than to the Borrower Mortgage to any mortgage, deed of trust or other lien on Borrower's fee title to the Land. Grantor absolutely and unconditionally transfers and assigns to Lender all of Grantor's rights to surrender, terminate, cancel, modify and change the Operator Lease except as specifically provided in the Operator Lease, and any such surrender, termination, cancellation, modification or change made without the prior written consent of Lender shall be void and have no legal effect.

         59. OPTION TO RENEW OR EXTEND OPERATOR LEASE. Grantor shall give Lender written notice of Grantor's intention to exercise each option to renew or extend the term of the Operator Lease at least concurrently with the exercise thereof under the Operator Lease. If Grantor intends to renew or extend the term of the Operator Lease, it shall deliver to Lender, together with the notice of such decision, a copy of the notice of renewal or extension it delivers to Borrower.

         60. EXHIBIT C. Exhibit C is attached to this Instrument."

         61. SENIOR HOUSING.

                  (a) The Mortgaged Property will be used as an independent and assisted living facility (the "Intended Use").

                  (b)      Additional Definitions.

                           (1) The term "Mortgaged Property" shall also include, where applicable, payments received from occupants, payment of second party charges added to base rental income, base and/or additional meal sales, payments received from commercial operations located on the Mortgaged Property or provided as a service to the occupants of the Mortgaged Property, rental from guest suites, seasonal lease charges, rental payment under furniture leases, income from laundry service, and fees from any and all other


                                    PAGE B-5
                                    services   provided  to  third   parties  in
                                    connection  with  the  Mortgaged   Property,
                                    together with the following items:  licenses
                                    and  contracts,  all rights to payments from
                                    Medicare  or  Medicaid  programs  or similar
                                    federal, state or local programs or agencies
                                    and  rights to  payment  from  residents  or
                                    private insurers, arising from the operation
                                    of  the  Mortgaged  Property,  whether  as a
                                    community  residential,  independent living,
                                    adult  congregate  care,  assisted living or
                                    skilled nursing care facility,  all personal
                                    property  acquired by Grantor after the date
                                    of this  Instrument in  connection  with the
                                    ownership  and  operation  of the  Mortgaged
                                    Property   as  such  a   facility,   utility
                                    deposits,    unearned   premiums,   accrued,
                                    accruing  or  to  accrue   under   insurance
                                    policies  obtained  by the Grantor now or in
                                    the   future   and  all   proceeds   of  any
                                    conversion of the Mortgaged  Property or any
                                    part  of  it  including   replacements   and
                                    additions thereto.

                           (2) The term "Lease" shall also include any occupancy agreements pertaining to occupants of the Mortgaged Property, including both residential and commercial agreements and patient admission or resident care agreements.

                           (3) The term "Hazardous Materials" shall also include any medical products or devices, including, those materials defined as "medical waste" or "biological waste" under relevant statutes or regulations pertaining to hazardous materials law.

                  (c)      In addition to those  representations  and warranties
                           contained   in   the   Instrument,   Grantor   hereby
                           represents and warrants to Lender as follows:

                           (1) Grantor has obtained (in its own name and/or in the relevant operator's or manager's name, if any, and in any event in the name of the person(s) as required under all applicable legal requirements) all licenses, permits, certificates, approvals or authorizations necessary to use and operate the Mortgaged Property for its Intended Use (collectively, the "Licenses"), and all such Licenses are in full force and effect. The use being made of the Mortgaged Property is in conformity in all respects with the certificate of occupancy and/or Licenses for such property and any other restrictions, covenants or conditions affecting such property. The Mortgaged Property contains all equipment necessary to use and operate such property for its Intended Use.


                                    PAGE B-6

                           (2) Grantor and the Mortgaged Property (and its operation) are in compliance in all material respects with the applicable provisions of all laws, statutes, regulations, ordinances, orders, standards, restrictions and rules of any federal, state or local government or quasi-governmental body, agency, board or authority having jurisdiction over the operation of the Mortgaged Property, including: (A) health care and fire safety codes; (B) laws regulating the handling and disposal of medical or biological waste; (C) the applicable provisions of all laws, rules, regulations and published interpretations thereof to which the Grantor or the Mortgaged Property is subject by virtue of its Intended Use; and (D) all criteria established to classify the
                                    Mortgaged Property as housing for older persons under Fair Housing Amendments Act of 1988.

                           (3) Grantor does not currently participate in any Medicaid or Medicare programs or any other third party payors' programs, or other similar provider payment programs in connection with the operation of the Mortgaged Property.

                           (4) Grantor and the Mortgaged Property are not subject to any proceeding, suit or investigation by any federal, state or local government or quasi-government body, or
                                    agency  or  any  other   administrative   or
                                    investigative body, and Grantor has received
                                    no  notice  from any such  agency  which may
                                    result  in  the  imposition  of a  fine,  or
                                    alternative,   interim  or  final  sanction,
                                    would  have a  material  adverse  effect  on
                                    Grantor or the  operation  of the  Mortgaged
                                    Property, would result in the appointment of
                                    a  receiver   or   manager,   would   affect
                                    Grantor's  ability to accept  and/or  retain
                                    residents,    or   would   result   in   the
                                    revocation, transfer, surrender, suspension or other impairment of any License for the Mortgaged Property.

                           (5) Neither the execution and delivery of the Guaranty, the Instrument or any other loan documents, Grantor's performance thereunder, the recordation of the Instrument, nor the exercise of any remedies by Lender, will adversely affect the Licenses.

                           (6) Grantor is not a participant in any federal program whereby any federal, state or local government or quasi-governmental body or agency may have the right to recover funds by reason of the advance of federal funds. Grantor has received no notice of, and is not aware of, any violation of applicable antitrust laws.


                                    PAGE B-7

                           (7) In the event any existing management agreement is terminated or Lender acquires the Mortgaged Property through foreclosure or otherwise,  neither Grantor,  Lender, any
                                    subsequent   manager,   nor  any  subsequent
                                    purchaser (through foreclosure or otherwise)
                                    must obtain a  certificate  of need from any
                                    applicable   state  health  care  regulatory
                                    authority or agency (other than giving such notice required under the applicable state law or regulation) prior to applying for any applicabl License, provided that no service or the unit compliment is changed.

                  (d) Grantor shall furnish to Lender, within ten (10) days after receipt by Grantor, any operator or any manager, any and all notices from any licensing and/or certifying agency that any License is being downgraded to a substandard category, revoked, or suspended, or that action is pending or being considered.

                  (e) Grantor shall furnish to Lender, within ten (10) days after receipt, a copy of any licensing agency survey or report and any statement of deficiencies, and within the time period required by the particular agency for furnishing a plan of correction, shall furnish to Lender a copy of the plan of correction. Grantor shall correct any deficiency, the curing of which is a condition of continued licensure, by the date required for cure by such agency.

                  (f) Upon Lender's request, Grantor shall furnish to Lender true and correct copies of all residency and resident care agreements.

                  (g) Grantor shall operate in a manner such that all applicable Licenses shall remain in full force and effect.

                  (h) Without the prior written consent of Lender, which may be granted or withheld in its discretion, Grantor shall not, and shall not permit any operator or manager at the Mortgaged Property to, participate in Medicare and Medicaid, or any provider agreement under Medicare and Medicaid, or accept any residents whose ability to reside in the Mortgaged Property requires that Grantor, the Mortgaged Property or any operator or manager participate in Medicare, Medicaid or any similar provider program.

                  (i) Grantor shall not, and shall not allow any operator or manager to: (A) transfer any License to any location other than the Mortgaged Property, (B) pledge any License as collateral security for any other loan or


                                    PAGE B-8
                           indebtedness; (C) rescind, withdraw, modify, or otherwise alter any License if doing so would have a material affect on the Mortgaged Property; or (D) pledge any receivables as collateral security for any other loan or indebtedness.

         62. ASSIGNMENT OF SERVICE CONTRACTS.

                  (a) In addition to the provisions of the Instrument, Grantor hereby assigns to Lender all of its right, title and interest in and to the contracts described on Exhibit "D" attached hereto and made a part hereof (together with any future contracts for services at the Mortgaged Property, the "Contracts").

                  (b) If an Event of Default exists, Lender shall have the right to exercise all the rights under the Contracts that Grantor would have as owner of the Mortgaged Property. Lender does not assume any obligations or duties of the Grantor concerning the Contracts until and unless Lender shall exercise its rights under this subsection.

                  (c) Grantor irrevocably constitutes and appoints Lender as the Grantor's attorney-in-fact to demand, receive and enforce the Grantor's rights with respect to the Contracts, to give appropriate receipts, releases and satisfactions on Grantor's behalf and to do any and all acts in Grantor's name or in the name of Lender with the same force and effect as Grantor could do if this assignment had not been made. This appointment shall be deemed to be coupled with an interest and irrevocable.

                  (d) Grantor represents and warrants to Lender that (1) except as provided in the Contracts, the Contracts are assignable and no previous assignment of
                           Grantor's interest in the Contracts has been made; and (2) to Grantor's knowledge the Contracts are in full force and effect in accordance with their respective terms and there are no defaults under any of the contracts. Grantor shall fully perform all of its material obligations under the Contracts, and Grantor shall not assign, pledge, or otherwise encumber its interests in any of the Contracts so long as this assignment is in effect, or consent to any transfer, assignment or other disposition of its interests in any Contract without the prior written approval of Lender. A material default by Grantor under any of the Contracts or a breach of this assignment, which continues beyond the expiration of any applicable cure period, shall constitute an Event of Default.

                  (e) Each Contract entered into by Grantor, the average annual consideration of which, directly or indirectly, is at least $20,000, shall provide that it shall


                                    PAGE B-9
                           be   terminable,   at  Lender's   option,   upon  the
                           occurrence of an Event of Default.

         63. ADDITIONAL DEFAULTS. The following shall also constitute an Event of Default under the Instrument:

                  (a) Grantor's failure within the time deadlines set by any federal, state or local licensing or similar agency, to correct any deficiency that may cause any action by such agency with respect to the Mortgaged Property that may have a material adverse affect on the income or operation of the Mortgaged Property or on Grantor's interest in the Mortgaged Property, including, a termination, revocation or suspension of any applicable License, or a ban on new resident admissions.

                  (b) Grantor's failure to do any of the following without the prior written consent of Lender, to be granted or withheld in its discretion: (1) operate the Mortgaged Property as its Intended Use; (2) provide facilities and services normally associated with its Intended Use; (3) provide or contract for skilled nursing care for any of the units other than that level of care which Grantor would be permitted to provide or contract for at the Mortgaged Property given its Intended Use, state or local statutes, regulations, orders, standards, rules or restrictions.

                  (c) (1) non residential space in the Mortgaged Property exceeds ten percent (10%) of the net rental area of the Improvements; (2) the Mortgaged Property is no longer classified as housing for older persons pursuant to the Fair Housing Amendments Act of 1988;
                           (3) Grantor participates, or permits the manager or operator at the Mortgaged Property to participate in Medicare, Medicaid, or any similar or successor payment provider plan; or (4) skilled nursing care
                           (A) is provided in a number of units exceeding twenty-five percent (25%) of the total number of units at the Mortgaged Property or (B) accounts for more than twenty-five percent (25%) of the total annual gross income of the Mortgaged Property.

         64. PERFORMANCE OF CERTAIN COVENANTS. Lender acknowledges that Grantor (under the Loan Documents) and Borrower (under those Loan Documents executed by Borrower) are each obligated to perform certain covenants which need only be performed by one of them. Accordingly with respect to the covenants set forth in paragraphs 7, 10, 14(a), 14(b), 14(c), 15, 17, 18(d), 18(h) and 19 of this Instrument, the timely performance thereof by either Borrower or Grantor (as required by the Operator Lease) shall be accepted by Lender as performed by each of them.


                                   PAGE B-10

         65. GRANTOR'S LIMITED RIGHT TO CURE. By acceptance of this Instrument and the Borrower Mortgage, Lender agrees that notwithstanding anything in this Instrument or any of the other Loan Documents to the contrary, if an Uncurable Event of Default (as hereinafter defined) occurs and Lender desires to exercise its rights hereunder or under any of the other Loan Documents with respect to such Uncurable Event of Default (individually and collectively the "Remedies"), provided no other Event of Default then exists, Lender shall give Grantor written notice of such Uncurable Event of Default and of Lender's intent to exercise its Remedies and Lender shall abstain from exercising its Remedies until the earliest to occur of (a) the date which is fifteen (15) days after delivery of such written notice by Lender if Grantor does not advise Lender within said fifteen (15) day period of Grantor's intention to take the actions necessary to satisfy the terms and conditions described in th next sentence and has commenced taking such actions (b) the date which is forty-five (45) days after delivery of such written notice by Lender and (c) the occurrence of an Event of Default other than an Uncurable Event of Default, provided that Lender need not so abstain if such abstention could reasonably be anticipated to prejudice or impair its right to collect the Indebtedness or exercise its remedies after the expiration of such abstention period. Except as provided in the precedin sentence, Lender shall not exercise its Remedies in connection with the Uncurable Event of Default identified in the written notice delivered to Grantor if Grantor has given the notice and taken the action described in clause (a) of the preceding sentence and, prior to the dates or events described in clauses (b) and
         (c) of the foregoing sentence, the following events and conditions shall have occurred or be satisfied, as applicable, (i) the Grantor has acquired the Mortgaged Property, a defined in the Borrower Mortgage, or if the Uncurable Event of Default did not arise out of a violation of Paragraph 21 of the Borrower Mortgage, Grantor has acquired 100% of the beneficial interest in Borrower, has assumed in writing all of the obligations of the Borrower under the Loan Documents and has executed and delivered such other documentation as may be reasonably required by Lender, (ii) to the extent feasible, Grantor shall have cured such Uncurable Event of Default, (iii) Grantor pays all reasonable expenses incurred by Lender in connection with such transfer, and (iv) if Grantor shall have acquired the Mortgaged Property, as defined in the Borrower Mortgage, Grantor shall have delivered to Lender an updated Title Insurance Policy showing title to the Mortgaged Property in Grantor and insuring that Lender has a valid first lien on Grantor's interest in the Land and Improvements and the easements and restrictions listed in the schedule of exceptions to coverage in the title insurance policy accepted by Lender insuring the lien of the Borrower Mortgage together with such modifications, amendments or supplements to the Loan Documents as Lender may reasonably request. Upon consummation of the transfer of the title to the Mortgaged Property to Grantor and


                                   PAGE B-11
         the assignment by Borrower and assumption by Grantor of Borrower's obligations under the Loan Documents executed by Borrower, Grantor shall be considered the "Borrower" under the Loan Documents made by Borrower, as defined in the Borrower Mortgage, as well as the Grantor under the Loan Documents made by Grantor and shall have all of the obligations of "Borrower" under the Loan Documents as well as all of the obligations of "Grantor" under the Loan Documents. If Grantor fails to give the notice and take the action described in clause (a) of the first sentence of this Paragraph or if the time period described in clause (b) or any of the events described in (c) of the first sentence of this Paragraph 65 expires or occurs, as applicable, or any of the events or conditions described in the second sentence of this Paragraph 65 do not occur or are not satisfied prior to the occurrence or expiration of any of the events or time periods described in clauses
         (b) and (c) of the first sentence of this Paragraph 65, Lender shall be entitled to exercise all of its Remedies. For purposes hereof, "Uncurable Event of Default" means an Event of Default, as defined in Paragraph 22(b), 22(c), 22(d), 22(e), 22(f), or 22(j) of the Borrower Mortgage if such Event of Default is solely the result of the act or omission of Borrower and cannot be cured by the payment of money or the taking of any action by Grantor or Paragraph 22(i) of the Borrower Mortgage if not caused by Grantor's failure to pay rent or to perform any of its other obligations under the Operator Lease, provided that each such Event of Default occurs without the consent, participation or cooperation of Grantor or the owner of Grantor and is not the result of any act or intentional omission of Grantor or the owner of Grantor.



                                   PAGE B-12

                                    EXHIBIT C

                         [DESCRIPTION OF OPERATOR LEASE]


That certain Lease dated December ---, 1998, entered into by and between The Woodside Business Trust, a Delaware business trust, as lessor and Brookdale Living Communities of California - RC, Inc., a Delaware corporation, a memorandum of which has been filed for record on December ---, 1998, in the office of the ------- of San Mateo County, California as Document No. -----, in Book -----, Page ------.



























Note: The description of the Ground Lease should include the names of the original lessor and original lessee, the date of the lease, the date on which the lease (or a memorandum of the lease) was recorded among the applicable land records, the book and page number (or other similar identifying information) of the applicable land records in which the lease (or memorandum) is recorded. If Grantor is not the original lessee, the description should also include the same information with respect to the assignment(s) or other instrument(s) pursuant to which Grantor acquired the lessee's interest in the lease.


                                   PAGE B-13